EXHIBIT 99.1
                                 ------------

                                                                EXECUTION COPY




==============================================================================





                               INDYMAC MBS, INC.
                                   Depositor


                             INDYMAC BANK, F.S.B.
                          Seller and Master Servicer


                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Trustee


                   ----------------------------------------

                        POOLING AND SERVICING AGREEMENT
                         Dated as of September 1, 2004

                   ----------------------------------------


                       INDYMAC INDX MORTGAGE LOAN TRUST
                                   2004-AR9


                      MORTGAGE PASS-THROUGH CERTIFICATES
                                Series 2004-AR9







==============================================================================

                                                       TABLE OF CONTENTS


                                                                                                                         Page
                                                                                                                         ----
ARTICLE ONE DEFINITIONS.....................................................................................................9

     Section 1.01     Definitions...........................................................................................9
     Section 1.02     Rules of Construction................................................................................47

ARTICLE TWO CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES...................................................49

     Section 2.01     Conveyance of Mortgage Loans.........................................................................49
     Section 2.02     Acceptance by the Trustee of the Mortgage Loans......................................................53
     Section 2.03     Representations, Warranties, and Covenants of the Seller and the Master Servicer.....................54
     Section 2.04     Representations and Warranties of the Depositor as to the Mortgage Loans.............................56
     Section 2.05     Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases......................56
     Section 2.06     Execution and Delivery of Certificates...............................................................57
     Section 2.07     REMIC Matters........................................................................................57

ARTICLE THREE ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............................................................58

     Section 3.01     Master Servicer to Service Mortgage Loans............................................................58
     Section 3.02     Subservicing; Enforcement of the Obligations of Subservicers.........................................58
     Section 3.03     Rights of the Depositor and the Trustee in Respect of the Master Servicer............................59
     Section 3.04     No Contractual Relationship Between Subservicers and the Trustee.....................................59
     Section 3.05     Trustee to Act as Master Servicer....................................................................59
     Section 3.06     Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account; Certificate
                      Account; Distribution Account; Reserve Fund..........................................................60
     Section 3.07     Collection of Taxes, Assessments and Similar Items; Escrow Accounts..................................65
     Section 3.08     Access to Certain Documentation and Information Regarding the Mortgage Loans.........................65
     Section 3.09     Permitted Withdrawals from the Certificate Account and the Distribution Account......................65
     Section 3.10     Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies...........................67
     Section 3.11     Enforcement of Due-On-Sale Clauses; Assumption Agreements............................................68
     Section 3.12     Realization Upon Defaulted Mortgage Loans............................................................69
     Section 3.13     Trustee to Cooperate; Release of Mortgage Files......................................................71
     Section 3.14     Documents, Records and Funds in Possession of the Master Servicer to be Held for the
                      Trustee..............................................................................................72
     Section 3.15     Servicing Compensation...............................................................................72
     Section 3.16     Access to Certain Documentation......................................................................73
     Section 3.17     Annual Statement as to Compliance....................................................................73
     Section 3.18     Annual Independent Public Accountants' Servicing Statement; Financial Statements.....................73
     Section 3.19     Errors and Omissions Insurance; Fidelity Bonds.......................................................74


                                                              i

     Section 3.20     Notification of Adjustments..........................................................................74
     Section 3.21     Prepayment Charges...................................................................................74

ARTICLE FOUR DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER.............................................................76

     Section 4.01     Advances.............................................................................................76
     Section 4.02A    Priorities of Distribution on the Combined Certificates..............................................77
     Section 4.02B    Priorities of Distribution of the Group 5 Certificates...............................................81
     Section 4.03     Cross-Collateralization of the Combined Loan Groups; Adjustments to Available Funds..................84
     Section 4.04     [Reserved]...........................................................................................85
     Section 4.05     Allocation of Realized Losses........................................................................85
     Section 4.06     Monthly Statements to Certificateholders.............................................................87
     Section 4.07     Interest Rate Cap Agreements.........................................................................89
     Section 4.08     Determination of Pass-Through Rates for LIBOR Certificates...........................................91

ARTICLE FIVE THE CERTIFICATES..............................................................................................93

      Section 5.01    The Certificates.....................................................................................93
      Section 5.02    Certificate Register; Registration of Transfer and Exchange of Certificates..........................93
      Section 5.03    Mutilated, Destroyed, Lost or Stolen Certificates....................................................97
      Section 5.04    Persons Deemed Owners................................................................................97
      Section 5.05    Access to List of Certificateholders' Names and Addresses............................................97
      Section 5.06    Maintenance of Office or Agency......................................................................98

ARTICLE SIX THE DEPOSITOR AND THE MASTER SERVICER..........................................................................99

      Section 6.01    Respective Liabilities of the Depositor and the Master Servicer......................................99
      Section 6.02    Merger or Consolidation of the Depositor or the Master Servicer......................................99
      Section 6.03    Limitation on Liability of the Depositor, the Seller, the Master Servicer, and Others................99
      Section 6.04    Limitation on Resignation of the Master Servicer....................................................100

ARTICLE SEVEN DEFAULT.....................................................................................................101

      Section 7.01    Events of Default...................................................................................101
      Section 7.02    Trustee to Act; Appointment of Successor............................................................102
      Section 7.03    Notification to Certificateholders..................................................................103

ARTICLE EIGHT CONCERNING THE TRUSTEE......................................................................................104

      Section 8.01    Duties of the Trustee...............................................................................104
      Section 8.02    Certain Matters Affecting the Trustee...............................................................104
      Section 8.03    Trustee Not Liable for Certificates or Mortgage Loans...............................................106
      Section 8.04    Trustee May Own Certificates........................................................................106
      Section 8.05    Trustee's Fees and Expenses.........................................................................106
      Section 8.06    Eligibility Requirements for the Trustee............................................................107
      Section 8.07    Resignation and Removal of the Trustee..............................................................107
      Section 8.08    Successor Trustee...................................................................................108
      Section 8.09    Merger or Consolidation of the Trustee..............................................................108



                                                              ii

      Section 8.10    Appointment of Co-Trustee or Separate Trustee.......................................................108
      Section 8.11    Tax Matters.........................................................................................110
      Section 8.12    Periodic Filings....................................................................................111

ARTICLE NINE TERMINATION..................................................................................................113

      Section 9.01    Termination upon Liquidation or Purchase of the Mortgage Loans......................................113
      Section 9.02    Final Distribution on the Certificates..............................................................114
      Section 9.03    Additional Termination Requirements.................................................................115

ARTICLE TEN MISCELLANEOUS PROVISIONS......................................................................................116

      Section 10.01   Amendment...........................................................................................116
      Section 10.02   Recordation of Agreement; Counterparts..............................................................117
      Section 10.03   Governing Law.......................................................................................118
      Section 10.04   Intention of Parties................................................................................118
      Section 10.05   Notices.............................................................................................118
      Section 10.06   Severability of Provisions..........................................................................119
      Section 10.07   Assignment..........................................................................................119
      Section 10.08   Limitation on Rights of Certificateholders..........................................................119
      Section 10.09   Inspection and Audit Rights.........................................................................120
      Section 10.10   Certificates Nonassessable and Fully Paid...........................................................120
      Section 10.11   Official Record.....................................................................................120
      Section 10.12   Protection of Assets................................................................................120
      Section 10.13   Qualifying Special Purpose Entity...................................................................121

                                                            SCHEDULES

Schedule I:     Mortgage Loan Schedule....................................................................................S-I-1
Schedule II:    Representations and Warranties of the Seller/Master Servicer.............................................S-II-1
Schedule III:   Representations and Warranties as to the Mortgage Loans.................................................S-III-1
Schedule IV:    Form of Monthly Report...................................................................................S-IV-1

                                                            EXHIBITS

Exhibit A:      Form of Senior Certificate..................................................................................A-1
Exhibit B:      Form of Subordinated Certificate............................................................................B-1
Exhibit C:      Form of Class A-R Certificate...............................................................................C-1
Exhibit D:      Reserved....................................................................................................D-1
Exhibit E       Form of Reverse of Certificates.............................................................................E-1
Exhibit F:      Form of Class P Certificates................................................................................F-1
Exhibit G:      Form of Initial Certification of Trustee ...................................................................G-1
Exhibit G-1:    Form of Delay Delivery Certification......................................................................G-1-1
Exhibit H:      Form of Final Certification of Trustee......................................................................H-1
Exhibit I:      Form of Transfer Affidavit..................................................................................I-1
Exhibit J:      Form of Transferor Certificate..............................................................................J-1
Exhibit K:      Form of Investment Letter (Non-Rule 144A)...................................................................K-1
Exhibit L:      Form of Rule 144A Letter....................................................................................L-1
Exhibit M:      Form of Request for Release (for Trustee)...................................................................M-1
Exhibit N:      Request for Release of Documents............................................................................N-1
Exhibit O:      Form of Trustee Certification...............................................................................O-1

      THIS POOLING AND SERVICING AGREEMENT, dated as of September 1, 2004, among INDYMAC MBS, INC., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as master servicer (in that capacity, the "Master Servicer"), and Deutsche Bank National Trust Company, a national banking association, as trustee (the "Trustee"),

                          W I T N E S S E T H  T H A T

      In consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided in this Agreement, the Trustee shall elect that the Trust Fund (excluding the Reserve Fund) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, "Subsidiary REMIC 1," "Subsidiary REMIC 2 " and the "Master REMIC"). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificates represent ownership of the sole class of residual interest in each REMIC created under this Agreement. The Master REMIC will hold as assets the several classes of uncertificated Subsidiary REMIC 1 and Subsidiary REMIC 2 Interests (other than the Class R-1A and Class 1B Interests). Subsidiary REMIC 1 will hold as assets the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4. Subsidiary REMIC 2 will hold as assets the Mortgage Loans in Loan Group 5. Each Subsidiary REMIC 1 Interest (other than the Class R-1A Interest) is hereby designated as a regular interest in Subsidiary REMIC 1 each, a "Subsidiary REMIC 1 Regular Interest". Each Subsidiary REMIC 2 Interest (other than the Class R-1B Interest) is hereby designated as a regular interest in Subsidiary REMIC 2 (each, a "Subsidiary REMIC 2 Regular Interest"). The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

Subsidiary REMIC 1

      The Subsidiary REMIC 1 Interests will have the initial principal balance, Pass-Through Rates and corresponding Loan Groups as set forth in the following table:

                                              Initial Principal     Pass-Through      Corresponding
Subsidiary REMIC 1 Interests                        Balance             Rate            Loan Group
-----------------------------------------    -------------------   --------------    ---------------
A-1  (0.9% of Assumed Balance of Loan
Group 1)                                              (1)                (2)                1
B-1  (0.1% of Assumed Balance of Loan
Group 1)                                              (1)                (2)                1
C-1  (Excess of Loan Group 1)                         (1)                (2)                1
1-X                                                   (3)                (4)                1
A-2  (0.9% of Assumed Balance of Loan
Group 2)                                              (1)                (2)                2
B-2  (0.1% of Assumed Balance of Loan
Group 2)                                              (1)                (2)                2
C-2  (Excess of Loan Group 2)                         (1)                (2)                2
2-X                                                   (3)                (4)                2



                                      1

A-3  (0.9% of Assumed Balance of Loan
Group 3)                                              (1)                (2)                3
B-3  (0.1% of Assumed Balance of Loan
Group 3)                                              (1)                (2)                3
C-3  (Excess of Loan Group 3)                         (1)                (2)                3
A-4  (0.9% of Assumed Balance of Loan
Group 4)                                              (1)                (2)                4
B-4  (0.1% of Assumed Balance of Loan
Group 4)                                              (1)                (2)                4
C-4  (Excess of Loan Group 4)                         (1)                (2)                4
SR-$100                                               $100               (5)                N/A
R-1A                                                  (6)                (6)                N/A


---------------


(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Assumed Balance of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the Assumed Balance of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Loan Group.

(2) The Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the corresponding Loan Group less the Excess Interest Rate in the case of Loan Group 1 and Loan Group 2.

(3) Each of the Class 1-X and Class 2-X Certificates will have a notional balance equal to the aggregate Stated Principal Balance of the Mortgage Loans in the corresponding Loan Group.

(4)    The Excess Interest Rate.

(5)    The Class SR-$100 Interest will not bear interest.

(6) The Class R-1A Interest is the sole class of residual interest in Subsidiary REMIC 1. It has no principal balance and pays no principal or interest.

      On each Distribution Date, the Available Funds shall be distributed with respect to the Subsidiary REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each Subsidiary REMIC 1 Interest according to the formulas described above;

(2) If no Cross-Over Situation exists with respect to any Class of Interests, then Principal Amounts and Realized Losses arising with respect to each Combined Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B Interest to equal, respectively, 0.9% of the Assumed Balance and 0.1% of the Assumed Balance; and second to the Loan
Group's corresponding Class C Interest;

(3) If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

      (a) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Subordinate Pass Through Rate, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

      (b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Subordinate Pass Through Rate, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

      In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Subordinate Pass Through Rate. With respect to each Combined Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses on the Mortgage Loans in that Combined Loan Group are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other Subsidiary REMIC 1 Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

      (c) The outstanding aggregate Class A and Class B Interests for Loan Group 1, Loan Group 2, Loan Group 3, and Loan Group 4 will not be reduced below 1% of the excess of (i) the aggregate outstanding of the Stated Principal Balances of the Combined Mortgage Loans as of the end of any Due Period over (ii) the Certificate Balance of the Combined Senior Certificates (excluding the Class A-R Certificates) as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

      If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Combined Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Combined Loan Groups, the aggregate Class A and Class B Interests of which are less than 1% of the Assumed Balance of the Combined Loan Groups. If the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment has a Weighted Average Adjusted Net Mortgage Rate below the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Loan Group making the payment, then the payment will be treated by the Subsidiary REMIC 1 as a Realized Loss. Conversely, if the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment have a Weighted Average Adjusted Net Mortgage Rate above the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Loan Group making the payment, then the payment will be treated by the Subsidiary REMIC 1 as a reimbursement for prior Realized Losses.

Subsidiary REMIC 2

      The Subsidiary REMIC 2 Interests will have the initial principal balances, Pass-Through Rates and corresponding Master REMIC Class as set forth in the following table:


Subsidiary REMIC 1     Initial Principal     Pass-Through  Corresponding Master
Interests                   Balance              Rate           REMIC Class
-------------------    ------------------    ------------  --------------------
     SR-5-A-1                 (1)                (2)               5-A-1
     SR-5-A-2                 (1)                (2)               5-A-2
     SR-5-A-3                 (1)                (2)               5-A-3
     SR-5-M-1                 (1)                (2)               5-M-1
     SR-5-M-2                 (1)                (2)               5-M-2
     SR-5-M-3                 (1)                (2)               5-M-3

     SR-5-M-4                 (1)                (2)               5-M-4
     SR-5-M-5                 (1)                (2)               5-M-5
    SR-Accrual                (1)                (2)                N/A
       SR-P1                 $100                (3)                N/A
       R-1B                   (4)                (4)                N/A
---------------

(1) On each Distribution Date, Principal Amounts, Realized Losses and Subsequent Recoveries will be allocated to the Subsidiary REMIC 2 Interests in such a manner that, following such allocations: (i) their principal balances will equal 50% of the Certificate Balance of their Corresponding Certificates for such Distribution Date, (ii) the Class SR-Accrual Interest will have a principal balance equal to 50% of the aggregate Stated Principal Balances of the Group 5 Mortgage Loans plus 50% of the Overcollateralized Amount.

(2)    The Weighted Average Adjusted Net Mortgage Rate of the Group 5 Mortgage
Loans.

(3) The Class SR-P1 Interest will not bear interest. The Class SR-P1 will be entitled to all Prepayment Charges collected in respect of the Group 5
Mortgage Loans.

(4) The Class R-1B Interest is the sole class of residual interest in Subsidiary REMIC 2. It has no principal balance and pays no principal or interest.

                               The Master REMIC

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):

   =========================== ============================ ===================== ===================== ===========================
                                Initial Class Certificate       Pass-Through             Minimum          Integral Multiples in
       Class Designation                 Balance                    Rate               Denomination         Excess of Minimum
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class 1-A               $58,005,000                 Variable(1)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class 2-A               $43,440,000                 Variable(1)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class 3-A               $51,040,000                 Variable(1)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class 4-A               $35,335,000                 Variable(1)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-A-1              $45,000,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-A-2              $80,696,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-A-3              $13,967,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class A-R                   $100                        (3)               $       100                  N/A
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-M-1               $5,284,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-M-2               $2,944,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-M-3               $1,133,000                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-M-4                $679,000                  Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
            Class 5-M-5               $1,284,208                 Variable(2)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-1                $6,615,000                 Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-2                $3,562,000                 Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-3                $2,139,000                 Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-4                $1,730,000                 Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-5                $1,018,000                 Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class B-6                 $714,966                  Variable(4)           $    25,000                $1,000
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
              Class P                  $100.00                     0%(5)               $       100                   N/A
   --------------------------- ---------------------------- --------------------- --------------------- ---------------------------
             Class 5-C                   (6)                       (6)                       (7)                      (7)
   =========================== ============================ ===================== ===================== ===========================

(1) The Pass-Through Rate for this Class of Certificates for the Interest Accrual Period for any Distribution Date will be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in the related Loan Group. The Pass-Through Rates for the Interest Accrual Period for the first Distribution Date are 5.0113%, 5.2246%, 5.0160%, and 5.2869% per annum for the Group 1 Senior
Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates and Group 4 Senior Certificates, respectively.

(2) The Pass-Through Rate for this Class of Certificates for the Interest Accrual Period for any Distribution Date will be a per annum rate equal to the least of (i) the sum of LIBOR for that Distribution Date plus the related Pass-Through Margin, (ii) the applicable Group 5 Net Funds Cap or (iii) 11.00%. The Pass-Through Rates for the Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates for the first Interest Accrual Period are 2.24%, 2.26%, 2.32%, 2.49%, 3.14%, 3.74%, 3.94% and 4.34/% per annum.

(3) The Pass-Through Rate for this Class of Certificates for each Interest Accrual Period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans. The Pass-Through Rate for this Class of Certificates for the Interest Accrual Period is 5.0113% per annum.

(4) The Pass-Through Rate for this Class of Certificates for any Distribution Date will be a per annum rate equal to (A) the sum of: (1) the Net WAC Rate of the Group 1 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) over the Class Certificate Balances of the Group 1 Senior Certificates immediately prior to that Distribution Date, (2) the Net WAC Rate of the Group 2 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate Class Certificate Balances of the Group 2 Senior Certificates immediately prior to that Distribution Date, (3) the Net WAC Rate of the Group 3 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 3 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate Class Certificates Balances of the Group 3 Senior Certificates immediately prior to that Distribution Date, and (4) the Net WAC Rate on the Group 4 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 4 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date) over the Class Certificates Balances of the Group 4 Senior Certificates immediately prior to that Distribution Date; divided by (B) the aggregate Class Certificate Balances of the Combined Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each Class of Combined Subordinated Certificates for the first Distribution Date is 5.1137% per annum.

(5) The Class P Certificates will not be entitled to any interest, but will be entitled to 100% of any Prepayment Charges paid on the Group 5 Mortgage Loans. For federal income tax purposes, the Class P Certificates will be entitled to 100% of the Class SR-P1 Interest cash flow.

(6) For each Interest Accrual Period the Class 5-C Certificates will accrue a specified portion of the interest on the Group 5 Mortgage Loans equal to the excess of the Weighted Average Adjusted Net Mortgage Rate of the Group 5 Mortgage Loans over the product of two and the weighted average interest rate of the Subsidiary REMIC 2 Regular Interests with each such Class other than the Class SR-Accrual Interest subject to a cap equal to the Pass-Through Rate of the corresponding Certificate Class and the

SR-Accrual Class subject to a cap of 0.00%. The Pass-Through Rate of the Class 5-C Certificates shall be a rate sufficient to entitle it to all interest accrued on the Group 5 Mortgage Loans less the interest accrued on the other interests issued by the Master REMIC. The Class 5-C Distributable Amount for any Distribution Date is payable from current interest on the Group 5 Mortgage Loans and any Overcollateralization Release Amount for that Distribution Date.

(7) The Class 5-C Certificates will be issued as a single Class of Certificates.

      The Master REMIC will also issue two uncertificated regular interest classes (the "Uncertificated Group 1 IO Class" and the "Uncertificated Group 2 IO Class") that will be entitled to receive distributions of interest on respective Notional Amount (which for any Distribution Date will be equal to the aggregate Stated Principal Balance of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively, as of the related Due Date, after giving effect to Principal Prepayments in the Prepayment Period related to that Due
Date) at a per annum rate equal to the Excess Interest Rate.

      The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest. It is not intended that the Class A-R Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.02A(a)(1)(iii), Section 4.02A(a)(9) and Section 4.02B(a)(C)(xvi).

      For any purpose for which the Pass-Through Rates is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by Subsidiary REMIC 1, Subsidiary REMIC 2 and the Master REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

      Set forth below are designations of Classes of Certificates to the categories used in this Agreement:

Accretion Directed Certificates........   None.

Accrual Certificates...................   None.

Book-Entry Certificates................   All Classes of Certificates other than the Physical Certificates.

COFI Certificates......................   None.

Combined Certificates..................   Combined Senior Certificates and Combined Subordinated Certificates.

Combined Senior Certificate Group......   Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3
                                          Senior Certificates or Group 4 Senior Certificates, as applicable.

Combined Senior Certificates...........   Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3
                                          Senior Certificates and



                                                      6

                                          Group 4 Senior Certificates.

Combined Subordinated Certificates.....   Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                                          Certificates.

Components.............................   None.

Component Certificates.................   None.

Delay Certificates.....................   All interest-bearing Classes of Certificates other than any
                                          Non-Delay Certificates.

ERISA-Restricted Certificates,.........   The Residual Certificates and the Private Certificates; and
                                          Certificates of any Class that ceases to satisfy the rating requirements of the Underwriter's Exemption.

Group 1 Certificates...................   Group 1 Senior Certificates and the portions of the Combined
                                          Subordinated Certificates related to Loan Group 1.

Group 1 Senior Certificates............   Class 1-A and Class A-R Certificates.

Group 2 Certificates...................   Group 2 Senior Certificates and the portions of the Combined
                                          Subordinated Certificates related to Loan Group 2.

Group 2 Senior Certificates............   Class 2-A Certificates.

Group 3 Certificates...................   Group 3 Senior Certificates and the portions of the Combined
                                          Subordinated Certificates related to Loan Group 3.

Group 3 Senior Certificates............   Class 3-A Certificates.

Group 4 Certificates...................   Group 4 Senior Certificates and the portions of the Combined
                                          Subordinated Certificates related to Loan Group 4.

Group 4 Senior Certificates............   Class 4-A Certificates.

Group 5 Certificates...................   Group 5 Senior Certificates and Group 5 Subordinated Certificates.

Group 5 Senior Certificates............   Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates.

Group 5 Subordinated Certificates......   Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5
                                          Certificates.

LIBOR Certificates.....................   Group 5 Certificates.



                                                      7

Non-Delay Certificates.................   LIBOR Certificates.

Notional Amount Certificates...........   None.

Offered Certificates...................   All Classes of Certificates other than the Private Certificates.

Physical Certificates..................   Class A-R Certificates and the Private Certificates.

Planned Principal Classes..............   None.

Principal Only Certificates............   None.

Private Certificates...................   Class 5-C, Class P, Class B-4, Class B-5 and Class B-6 Certificates.

Rating Agencies........................   Moody's and S&P.

Regular Certificates...................   All Classes of Certificates other than the Class A-R Certificates.

Residual Certificate...................   Class A-R Certificates.

Senior Certificates....................   Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A-1, Class
                                          5-A-2, Class 5-A-3 and Class A-R Certificates.

Senior Certificate Group...............   Group 5 Senior Certificates and each Combined Senior Certificate
                                          Group, as applicable.

Subordinated Certificates..............   Combined Subordinated Certificates and Group 5 Subordinated
                                          Certificates.

Targeted Principal Classes.............   None.

Targeted Principal Component...........   None.

      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                  ARTICLE ONE

                                  DEFINITIONS

      Section 1.01 Definitions.

      Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below.

      Accretion Directed Certificates: As specified in the Preliminary
Statement.

      Accretion Direction Rule: Not applicable.

      Accrual Amount: Not applicable.

      Accrual Certificates: As specified in the Preliminary Statement.

      Accrual Termination Date: Not applicable.

      Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

      Adjusted Net Mortgage Rate: As to each Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate of that Mortgage Loan less the Expense Fee Rate for that Mortgage Loan.

      Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan is subject to adjustment.

      Advance: As to a Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the related Servicing Fee) on the Mortgage Loans in such Loan Group that were due during the related Due Period and not received as of the close of business on the related Determination Date, together with an amount equivalent to interest on each REO Property, net of any net income from such REO Property less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Advance Notice: As defined in Section 4.01(b).

      Advance Deficiency: As defined in Section 4.01(b).

      Affiliate: With respect to any Person, any other Person controlling, controlled or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract, or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing. Affiliates also include any entities consolidated with the requirements of generally accepted accounting principles.

      Aggregate Subordinated Percentage: With respect to any Distribution Date and the Combined Certificates, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate

Class Certificate Balance of the Combined Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Combined Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date).

      Agreement: This Pooling and Servicing Agreement and all amendments and supplements.

      Allocable Share: As to any Distribution Date, any Combined Mortgage Loan in a Combined Loan Group and any Class of Certificates relating to that Loan Group, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Combined Senior Certificates of the related Combined Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02A(d)) and (B) with respect to the Combined Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or after the third Senior Termination Date pursuant to clause
(i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02A(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Combined Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02A(d)) or the definition of Assumed Interest Amount for such Combined Loan Group and Class, as applicable.

      Amount Held for Future Distribution: As to any Distribution Date and the Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the last day of the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries relating to the Mortgage Loans in such Loan Group received in the month of such Distribution Date and (ii) all Scheduled Payments relating to the Mortgage Loans in that Loan Group due after the related Due Date.

      Applicable Credit Support Percentage: As defined in Section 4.02A(e).

      Applied Loss Amount: As to any Distribution Date, with respect to the Group 5 Certificates and the Class 5-C Certificates, the excess, if any, of
(i) the aggregate Class Certificate Balance of the Group 5 Certificates and the Class 5-C Certificates, after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group 5 during the Due Period for such Distribution Date and payments of principal on such Distribution Date over
(ii) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans for such Distribution Date.

      Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinance Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinance Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinance Loan.

      Assumed Balance: With respect to any Distribution Date, Class of Combined Subordinated Certificates and Combined Loan Group, each such Class' pro rata interest (based on their respective Class Certificate Balances) in such Combined Loan Group equal to the product of the Subordinated Percentage for such Loan Group as of such Distribution Date and the aggregate Stated Principal Balance of each Mortgage Loan in such Loan Group as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such prior Due Date).

      Assumed Interest Amount: With respect to any Distribution Date, any Class of Combined Subordinated Certificates and any Combined Loan Group, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Assumed Balance immediately prior to that Distribution Date.

      Available Distribution Amount: As to any Distribution Date and the Group 5 Certificates, the sum of the following amounts:

      (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Group 5 Mortgage Loans and not previously distributed (including Liquidation Proceeds and Insurance Proceeds), except:

            (a) all Amounts Held for Future Distribution related to the Group 5 Mortgage Loans;

            (b) all Prepayment Charges received in connection with the Group 5 Mortgage Loans;

            (c) Insurance Proceeds received on such Group 5 Mortgage Loans after the previous calendar month;

            (d) all amounts payable or reimbursable to the Master Servicer or the Trustee pursuant to the terms of this Agreement, in each case with respect to the Group 5 Mortgage Loans or otherwise allocable to the Group 5 Certificates;

            (e) reinvestment income on the balance of funds, if any, in the Certificate Account or Distribution Account related to the Group 5 Mortgage Loans;

            (f) the Servicing Fee related to the Group 5 Mortgage Loans; and

            (g) all amounts withdrawn from the Reserve Fund;

      (2)   all Advances on the Group 5 Mortgage Loans for that Distribution
Date;

      (3) any amounts paid as Compensating Interest with respect to the Group 5 Mortgage Loans by the Master Servicer for that Distribution Date;

      (4) the total amount of any cash deposited in the Distribution Account in connection with the repurchase of any Group 5 Mortgage Loan by the Seller;

      (5) all Subsequent Recoveries received with respect to the Group 5 Mortgage Loans during the related Prepayment Period;

      (6)   the Group 1 and Group 2 Interest Transfer Amounts; and

      (7) amounts withdrawn from the Interest Rate Cap Accounts to cover Realized Losses on the Group 5 Mortgage Loans incurred during the related Due Period.

      The Holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Group 5 Mortgage Loans and such amounts will not be available for distribution to the Holders of any other Class of Certificates.

      Available Funds: As to any Distribution Date and the Mortgage Loans in a Combined Loan Group, the sum, for that Loan Group, of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date, including any Subsequent Recoveries with respect to the Mortgage Loans in that Loan Group, net of the Amount Held for Future Distribution and net of amounts related to that Combined Loan Group permitted to be withdrawn from the Certificate Account pursuant to clauses (i) - (viii), inclusive, of Section 3.09(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) - (iv), inclusive, of Section 3.09(b), (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date, and (d) any amount deposited on the related Distribution Account Deposit Date pursuant to Section 3.10.

      Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

      Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss under this Agreement so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due under the Mortgage Loan or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

      Bankruptcy Loss Coverage Amount: As of any date of determination, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Combined Subordinated Certificates since the Cut-off Date and
(ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading, qualification or withdrawal of the then current ratings assigned to the Classes of Certificates rated by it.

      Basis Risk Carry Forward Amount: With respect to any Class of Group 5 Certificates and any Distribution Date, an amount equal to the sum of (i) the excess, if any, of (x) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date if the Group 5 Net Funds Cap had not been applicable to such Class on such Distribution Date over
(y) the amount of interest such Class of Certificates received on such Distribution Date at the Pass-Through Rate for that Class of Group 5 Certificates plus (ii) the related Basis Risk Carry Forward Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Group 5 Certificates for the most recently ended Interest Accrual Period.

      Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

      Book-Entry Certificates: As specified in the Preliminary Statement.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Calculation Rate: For each Distribution Date, the product of (i) 10 and
(ii) the weighted average Pass-Through Rate of the outstanding Class A and Class B Interests, treating each of the Class A Interests as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

      Cap Counterparty: Credit Suisse First Boston International.

      Certificate: Any one of the certificates issued by the Trust Fund and executed by the Trustee in substantially the forms attached as exhibits.

      Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.06(d) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "IndyMac Bank, F.S.B., in trust for the registered holders of IndyMac INDX Mortgage Loan Trust 2004-AR9, Mortgage Pass-Through Certificates, Series 2004-AR9."

      Certificate Balance: With respect to any Certificate (other than a Class 5-C Certificate) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination thereof (A) plus any increase in the Certificate Balance of such Certificate pursuant to Section 4.02A or Section 4.02B, as applicable, due to the receipt of Subsequent Recoveries on the related Loan Group or Loan Groups, (B) minus the sum of (i) all distributions of principal previously made with respect thereto, (ii) with respect to the Group 5 Subordinated Certificates only, all Applied Realized Losses allocated to that Certificate and all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.05, and (iii) with respect to the Combined Certificates only, all Realized Losses allocated to that Certificate (including Excess Losses) and all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.05 and
(C) in the case of any Class of Accrual Certificates, plus the Accrual Amount added to the Class Certificate Balance of such Class prior to such date. With respect to the Class 5-C Certificate at any date, the Overcollateralized Amount as of that date.

      Certificate Group: Any of the Group 1, Group 2, Group 3, Group 4 or Group 5 Certificates, as the context requires.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor and/or the Master Servicer, as applicable.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor is not Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect a consent has been obtained, except that if the Depositor or its affiliates own 100% of the Percentage Interests evidenced by a Class of Certificates, the Certificates shall be Outstanding for purposes of any provision of this Agreement requiring the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

      Class 5-A-1 Interest Rate Cap Account: The Interest Rate Cap Account relating to the Class 5-A-1 Certificates.

      Class 5-A-1 Interest Rate Cap Agreement: The interest rate cap agreement between the Trust Fund and the Cap Counterparty relating to the Class 5-A-1 Certificates.

      Class 5-A-2 Interest Rate Cap Account: The Interest Rate Cap Account relating to the Class 5-A-2 Certificates.

      Class 5-A-2 Interest Rate Cap Agreement: The interest rate cap agreement between the Trust Fund and the Cap Counterparty relating to the Class 5-A-2 Certificates.

      Class 5-A-3 Interest Rate Cap Account: The Interest Rate Cap Account relating to the Class 5-A-3 Certificates.

      Class 5-A-3 Interest Rate Cap Agreement: The interest rate cap agreement between the Trust Fund and the Cap Counterparty relating to the Class 5-A-3 Certificates.

      Class 5-C Distributable Amount: With respect to any Distribution Date and the Class 5-C Certificates, the excess, if any, of (x) the sum of (i) the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class Certificate Balance for such Distribution Date and (ii) the Overcollateralization Release Amount, if any, for such Distribution Date, over (y) the sum of (i) the Overcollateralization Increase Amount, if any, for such Distribution Date and (ii) the amount distributable to the Uncertificated Group 1 IO Class and Uncertificated Group 2 IO Class on such Distribution Date pursuant to Section 4.02A of this Agreement.

      Class 5-M-1 Principal Distribution Amount: With respect to the Class 5-M-1 Certificates and any Distribution Date the lesser of:

            (i) the Group 5 Principal Distribution Amount for that Distribution Date remaining after distribution of the Group 5 Senior Principal Distribution Amount; and

            (ii) the excess (if any) of (A) the sum of (1) Class Certificate Balance of the Class 5-M-1 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Certificate Balance of the Group 5 Senior Certificates (after taking into account the payment of the Group 5 Senior Principal Distribution Amount for such Distribution
      Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date), multiplied by 91.00% and
      (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) exceeds (y) the Overcollateralization Target Amount.

      Class 5-M-2 Principal Distribution Amount: With respect to the Class 5-M-2 Certificates and any Distribution Date, the lesser of:

            (i) the Group 5 Principal Distribution Amount for that Distribution Date remaining after distribution of the Group 5 Senior Principal Distribution Amount and the Class 5-M-1 Principal Distribution Amount; and

            (ii) the excess (if any) of (A) the sum of (1) Class Certificate Balance of the Class 5-M-2 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Certificate Balance of the Group 5 Senior Certificates and Class 5-M-1 Certificates (after taking into account the payment of the Group 5 Senior Principal Distribution Amount and the Class 5-M-1 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) multiplied by 94.90% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) exceeds (y) the Overcollateralization Target Amount.

      Class 5-M-3 Principal Distribution Amount: With respect to the Class 5-M-3 Certificates and any Distribution Date, the lesser of:

            (i) the Group 5 Principal Distribution Amount for that Distribution Date remaining after distribution of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount and the Class 5-M-2 Principal Distribution Amount; and

            (ii) the excess (if any) of (A) the sum of (1) Class Certificate Balance of the Class 5-M-3 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Certificate Balance of the Group 5 Senior Certificates, Class 5-M-1 and Class 5-M-2 Certificates (after taking into account the payment of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount and the Class 5-M-2 Principal Distribution Amounts for such Distribution
      Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) multiplied by 96.40% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) exceeds (y) the Overcollateralization Target Amount.

      Class 5-M-4 Principal Distribution Amount: With respect to the Class 5-M-4 Certificates and any Distribution Date, the lesser of:

            (i) the Group 5 Principal Distribution Amount for that Distribution Date remaining after distribution of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount, the Class 5-M-2 Principal Distribution Amount and the Class 5-M-3 Principal Distribution Amount; and

            (ii) the excess (if any) of (A) the sum of (1) Class Certificate Balance of the Class 5-M-4 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Certificate Balance of the Group 5 Senior Certificates and the Class 5-M-1, Class 5-M-2 and Class 5-M-3 Certificates (after taking into account the payment of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount, the Class 5-M-2 Principal Distribution Amount and the Class 5-M-3 Principal Distribution Amounts for such Distribution
      Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage

      Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) multiplied by 97.30% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) exceeds (y) the Overcollateralization Target Amount.

      Class 5-M-5 Principal Distribution Amount: With respect to the Class 5-M-5 Certificates and any Distribution Date, the lesser of:

            (i) the Group 5 Principal Distribution Amount for that Distribution Date remaining after distribution of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount, the Class 5-M-2 Principal Distribution Amount, the Class 5-M-3 Principal Distribution Amount and the Class 5-M-4 Principal Distribution Amount; and

            (ii) the excess (if any) of (A) the sum of (1) Class Certificate Balance of the Class 5-M-5 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Certificate Balance of the Group 5 Senior Certificates and the Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificates (after taking into account the payment of the Group 5 Senior Principal Distribution Amount, the Class 5-M-1 Principal Distribution Amount, the Class 5-M-2 Principal Distribution Amount, the Class 5-M-3 Principal Distribution Amount and the Class 5-M-4 Principal Distribution Amounts for such Distribution
      Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) multiplied by 99.00% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period relating to such Distribution Date) exceeds (y) the Overcollateralization Target Amount.

      Class A Interest: Each of the Class A-1, Class A-2, Class A-3 and Class A-4 Interests.

      Class B Interest: Each of the Class B-1, Class B-2, Class B-3 and Class B-4 Interests.

      Class C Interest: Each of the Class C-1, Class C-2, Class C-3 and Class C-4 Interests.

      Class Certificate Balance: For any Class of Certificates (other than the Class 5-C Certificates) as of any date of determination, the aggregate of the Certificate Balances of all Certificates of the Class as of that date. With respect to the Class 5-C Certificates and any Distribution Date, the Overcollateralized Amount as of that Distribution Date.

      Class Interest Shortfall: As to any Distribution Date and Class of Combined Certificates, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

      Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class of Combined Certificates, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class, on the related Class Certificate Balance or Notional Amount, as applicable, immediately prior to such Distribution Date, subject to reduction pursuant to Section 4.02A(d), and (ii) any Class Unpaid Interest Amounts for such Class or Component.

      Class P Distribution Amount: For each Distribution Date and the Group 5 Mortgage Loan, an amount equal to the total of all Prepayment Charges received on the Group 5 Mortgage Loans in the prior Due Period. The Class P Distribution Amount is not part of the Available Distribution Amount and is therefore not available for distributions to the Classes of Group 5 Certificates.

      Class Subordination Percentage: With respect to any Distribution Date and each Class of Combined Subordinated Certificates, the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of such Class of Combined Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Class Certificate Balances of all Classes of Combined Certificates immediately prior to such Distribution Date.

      Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest-bearing Combined Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Closing Date: September 30, 2004.

      CMT Index: Not applicable.

      Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      COFI: Not applicable.

      COFI Certificates: Not applicable.

      Collection Account: As defined in Section 3.06(c).

      Combined Certificates: As specified in the Preliminary Statement.

      Combined Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4.

      Combined Mortgage Loans: Collectively, all of the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.

      Combined Senior Certificates: As specified in the Preliminary
Statement.

      Combined Subordinated Certificates: As specified in the Preliminary Statement.

      Combined Subordinated Principal Distribution Amount: As to any Distribution Date and Combined Loan Group, the sum of the following with respect to each Loan Group: (i) the Subordinated Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of Principal Amount with respect to such Loan Group and such Distribution Date,
(ii) with respect to any Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of Senior Principal Distribution Amount for that Loan Group, up to the Subordinated Percentage of the Stated Principal Balance of such Mortgage Loan, and (iii) the sum of the Subordinated Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount with respect to that Loan Group for such Distribution Date; provided, however, that on any Distribution Date after the third Senior Termination Date, the Combined Subordinated Principal

Distribution Amount will not be calculated by Combined Loan Group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage and Subordinated Prepayment Percentage for the Combined Subordinated Certificates for such Distribution Date with respect to all of the Combined Mortgage Loans as opposed to the Combined Mortgage Loans only in the related Loan Group.

      Compensating Interest: For a Loan Group and any Distribution Date, 0.125% multiplied by one-twelfth multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the first day of the related Due Period.

      Co-op Shares: Shares issued by a Cooperative Corporation.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and that governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under section 216 of the Code.

      Cooperative Loan: Any Mortgage Loan secured by Co-op Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Co-op Shares of the Cooperative Corporation.

      Cooperative Unit: A single family dwelling located in a Cooperative Property.

      Corporate Trust Office: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: Mortgage Administration-IN04A9 (IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2004-AR9, Mortgage Pass-Through Certificates, Series 2004-AR9), and which is the address to which notices to and correspondence with the Trustee should be directed.

      Cross-over Situation: For any Distribution Date and for any Combined Loan Group (after taking into account principal distributions on such Distribution Date) a Cross-Over Situation exists with respect to the Class A and Class B Interests of the Combined Loan Group if such Interests in the aggregate are less than 1% of the Assumed Balance of the related Combined Loan Group.

      Cut-off Date: September 1, 2004.

      Cut-off Date Pool Principal Balance: With respect to the Combined Loan Groups, the aggregate Stated Principal Balance of the Combined Mortgage Loans as of the Cut-off Date. With respect to Loan Group 5, the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the Cut-off Date.

      Cut-off Date Principal Balance: As to any Mortgage Loan, its Stated Principal Balance as of the close of business on the Cut-off Date.

      Debt Service Reduction: For any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for the Mortgage Loan that became final and non-appealable, except a reduction resulting from a Deficient Valuation or a reduction that results in a permanent forgiveness of principal.

      Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

      Deficient Valuation: For any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of the court that is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

      Delay Certificates: As specified in the Preliminary Statement.

      Delay Delivery Certification: A certification substantially in the form of Exhibit G-1.

      Delay Delivery Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule for which none of a related Mortgage File, or neither the Mortgage Note, nor a lost note affidavit for a lost Mortgage Note, has been delivered to the Trustee by the Closing Date. The Depositor shall deliver the Mortgage Files to the Trustee:

      (A) for at least 70% of the Mortgage Loans in each Loan Group, not later than the Closing Date, and

      (B) for the remaining 30% of the Mortgage Loans in each Loan Group, not later than five Business Days following the Closing Date.

      To the extent that the Seller is in possession of any Mortgage File for any Delay Delivery Mortgage Loan, until delivery of the Mortgage File to the Trustee as provided in Section 2.01, the Seller shall hold the files as Master Servicer, as agent and in trust for the Trustee.

      Deleted Mortgage Loan: As defined in Section 2.03(c).

      Delinquent: A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due. The determination of whether a Mortgage Loan is "60 days Delinquent", "90 days Delinquent", etc. shall be made in a like manner.

      Denomination: For each Certificate, the amount on the face of the Certificate as the "Initial Certificate Balance of this Certificate" or, if not the foregoing, the Percentage Interest appearing on the face of the Certificate.

      Deposit Amount: For each Interest Rate Cap Agreement and each Distribution Date, the product of (i) a fraction expressed as a percentage, the numerator of which is equal to the Class Certificate Balance of the related Class of Group 5 Senior Certificates after giving effect to distributions on such Distribution Date, and the denominator of which is equal to the aggregate Class Certificate Balance of the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates after giving effect to distributions on such Distribution Date, and (ii) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralized Amount for such Distribution Date.

      Depositor: IndyMac MBS, Inc., a Delaware corporation, or its successor in interest.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC.

      Depository Participant: A broker, dealer, bank, or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: As to any Distribution Date, the 18th day of each month or if that day is not a Business Day the next Business Day, except that if the next Business Day is less than two Business Days before the related Distribution Date, then the Determination Date shall be the Business Day preceding the 18th day of the month.

      Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(e) in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of IndyMac INDX Mortgage Loan Trust 2004-AR9, Mortgage Pass-Through Certificates, Series 2004-AR9." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

      Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if that day is not a Business Day, the next Business Day, commencing in October 2004.

      Due Date: For any Mortgage Loan and Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: For any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

      Eligible Account: Any of

      (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of the holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or

      (ii)  [reserved], or

      (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity, or

      (iv)  any other account acceptable to each Rating Agency.

Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.07(a).

      Event of Default: As defined in Section 7.01.

      Excess Interest Rate: For any Distribution Date, a per annum rate equal to 0.020%.

      Excess Loss: With respect to the Combined Mortgage Loans, the amount of any (i) Fraud Loss on the Combined Mortgage Loans realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on the Combined Mortgage Loans realized after the Special Hazard Coverage Termination Date or
(iii) Bankruptcy Loss on the Combined Mortgage Loans realized after the Bankruptcy Coverage Termination Date.

      Excess Proceeds: For any Liquidated Mortgage Loan, the excess of

      (a) all Liquidation Proceeds from the Mortgage Loan received in the calendar month in which the Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advances with respect to the Mortgage Loan pursuant to Section 3.09(a)(iii), over

      (b) the sum of (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the Due Date in the month in which the Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date for which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date following the calendar month during which the liquidation occurred.

      Expense Fee Rate: As to each Mortgage Loan, the sum of (a) the related Servicing Fee Rate, (b) the Trustee Fee Rate and (c) any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

      Extra Principal Distribution Amount: For the Group 5 Certificates and any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the Overcollateralization Increase Amount for such Distribution Date.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: MBS Monitoring - IndyMac 2004-AR9, or any other address Fitch furnishes to the Depositor and the Master Servicer.

      FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Fraud Loan: With respect to the Combined Mortgage Loans, Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

      Fraud Loss Coverage Amount: As of the Closing Date, $4,072,000, subject to reduction from time to time, by the amount of Fraud Losses allocated to the Combined Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 2.00% of the then current aggregate Stated Principal Balance of the Combined Mortgage Loans in the case of the first anniversary and 1.00% of the then-current aggregate Stated Principal Balance of the Combined Mortgage Loans in the case of the second, third and fourth such anniversaries and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Combined Certificates since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

      Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

      Fraud Losses: Realized Losses on Combined Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

      Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Mortgage Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

      Group 1 Certificates: As specified in the Preliminary Statement.

      Group 1 Interest Transfer Amount: For any Distribution Date, (i) the product of the Excess Interest Rate and the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the preceding Due Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such Due Date) or, for the first Distribution Date, the Cut-off Date, (ii) divided by 12.

      Group 1 Mortgage Loan: Any Mortgage Loan in Loan Group 1.

      Group 1 Senior Certificates: As specified in the Preliminary Statement.

      Group 2 Certificates: As specified in the Preliminary Statement.

      Group 2 Interest Transfer Amount: For any Distribution Date, (i) the product of the Excess Interest Rate and the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the preceding Due Date (after giving effect to Principal Prepayments received in the Prepayment Period related to such Due Date) or, for the first Distribution Date, the Cut-off Date, (ii) divided by 12.

      Group 2 Mortgage Loan: Any Mortgage Loan in Loan Group 2.

      Group 2 Senior Certificates: As specified in the Preliminary Statement.

      Group 3 Certificates: As specified in the Preliminary Statement.

      Group 3 Mortgage Loan: Any Mortgage Loan in Loan Group 3.

      Group 3 Senior Certificates: As specified in the Preliminary Statement.

      Group 4 Certificates: As specified in the Preliminary Statement.

      Group 4 Mortgage Loan: Any Mortgage Loan in Loan Group 4.

      Group 4 Senior Certificates: As specified in the Preliminary Statement.

      Group 5 Certificates: As specified in the Preliminary Statement.

      Group 5 Mortgage Loan: Any Mortgage Loan in Loan Group 5.

      Group 5 Net Funds Cap: For any Distribution Date and each Class of Group 5 Certificates, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Interest Remittance Amount for such date and (2) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group 5 Mortgage Loans for the immediately preceding Due Date (after giving effect to Principal Prepayments in the Prepayment Period related to such prior Due Date), multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Interest Accrual Period for such Distribution Date.

      Group 5 Principal Distribution Amount: For the Group 5 Certificates and any Distribution Date, the sum of

            (i) the principal portion of all Scheduled Payments on the Group 5 Mortgage Loans due during the related Due Period, to the extent received on or prior to the related Determination Date or advanced;

            (ii) the principal portion of the purchase price of each Group 5 Mortgage Loan that was repurchased by the Seller or another person pursuant to this Agreement as of the Distribution Date;

            (iii) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in Loan Group 5 received with respect to that Distribution Date;

            (iv) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Group 5 Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date;

            (v) with respect to each Group 5 Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan;

            (vi) all Principal Prepayments by Mortgagors on the Group 5 Mortgage Loans received during the related Prepayment Period;

            (vii) any Subsequent Recoveries with respect to the Group 5 Mortgage Loans received during the calendar month preceding the month of the Distribution Date; and

            (viii) the Overcollateralization Increase Amount for that Distribution Date.

      In no event will the Group 5 Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding aggregate Class Certificate Balance of the Group 5 Certificates.

      Group 5 Principal Remittance Amount: For the Group 5 Certificates and any Distribution Date, the sum of clauses (i) through (vii) of the definition of Group 5 Principal Distribution Amount for that Distribution Date.

      Group 5 Senior Certificates: As specified in the Preliminary Statement.

      Group 5 Senior Credit Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Group 5 Subordinated Certificates immediately prior to such Distribution Date and (ii) the Overcollateralized Amount immediately prior to such Distribution Date by (y) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the end of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to such Distribution Date).

      Group 5 Senior Interest Distribution Amount: For each Class of the Group 5 Senior Certificates and any Distribution Date, an amount equal to the sum of
(x) interest accrued on the related Class Certificate Balance during the Interest Accrual Period related to such Distribution Date and (y) the Unpaid Interest Amounts, if any, for such Distribution Date for such Class of Certificates, reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of Net Prepayment Interest Shortfalls on any Group 5 Mortgage Loan or Relief Act Reductions on the Group 5 Mortgage Loans.

      Group 5 Senior Principal Distribution Amount: With respect to each of the Group 5 Senior Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Group 5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      (i) the Group 5 Principal Distribution Amount for that Distribution Date; and

      (ii) the excess (if any) of (A) the aggregate Class Certificate Balance of the Group 5 Senior Certificates immediately prior to that Distribution Date over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to such Distribution Date) multiplied by 84.00% and (ii) the amount, if any, by which
(x) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to such Distribution Date) exceeds (y) the Overcollateralization Target Amount for that Distribution Date.

      Group 5 Subordinated Interest Distribution Amount: For any Class of Group 5 Subordinated Certificates and any Distribution Date, the sum of (x) interest accrued on the related Class Certificate

Balance during the Interest Accrual Period related to such Distribution Date on the related Class Certificate Balance of that Class immediately prior to such Distribution Date and (y) the Unpaid Interest Amounts, if any, for such Distribution Date for such Class of Certificates reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of Net Prepayment Interest Shortfalls on the Group 5 Mortgage Loans or Relief Act Reductions on the Group 5 Mortgage Loans.

      Index: Not applicable.

      Indirect Participant: A broker, dealer, bank, or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

      Initial Bankruptcy Loss Coverage Amount:  $100,000.

      Initial LIBOR Rate: Not applicable.

      Insurance Policy: For any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: With respect to each Class of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to each Class of Non-Delay Certificates and any Distribution Date, the period commencing on the Distribution Date of the month immediately preceding the month in which that Distribution Date occurs (or, with respect to the first Distribution Date, the Closing Date) and ending on the day preceding that Distribution Date. All Classes of Delay Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months. All Classes of Non-Delay Certificates will accrue interest on the basis of a 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

      Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

      Interest Rate Cap Accounts: The separate Eligible Accounts created and maintained by the Trustee pursuant to Section 3.06(f) in the name of the Trustee for the benefit of the Holders of the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, as applicable, and designated "Deutsche Bank National Trust Company in trust for registered holders of IndyMac INDX Mortgage Loan Trust 2004-AR9, Mortgage Pass-Through Certificates, Series 2004-AR9, [Class 5-A-1], [Class 5-A-2][Class 5-A-3]." Funds in the Interest Rate Cap Accounts shall be held in trust for the Holders of the related Class of Certificates for the uses and purposes set forth in this Agreement. The Interest Rate Cap Accounts will not be assets of any REMIC.

      Interest Rate Cap Agreement Payment Date: With respect to each Interest Rate Cap Agreement, the 25th day of each month, beginning in October 2004, to and including the Interest Rate Cap Agreement Termination Date.

      Interest Rate Cap Agreements: The Class 5-A-1 Interest Rate Cap Agreement, the Class 5-A-2 Interest Rate Cap Agreement and the Class 5-A-3 Interest Rate Cap Agreement.

      Interest Rate Cap Agreement Termination Date: With respect to each Interest Rate Cap Agreement, the Distribution Date occurring in September 2009, after any required payment is made.

      Interest Remittance Amount: For the Group 5 Certificates and any Distribution Date, the sum of (i) that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group 5 Mortgage Loans, and (ii) the Group 1 Interest Transfer Amount and Group 2 Interest Transfer Amount for that Distribution Date.

      Interest Settlement Rate: As defined in Section 4.08.

      Last Scheduled Distribution Date: The Distribution Date in the month immediately following the month of the latest scheduled maturity date for any of the Mortgage Loans.

      Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

      Lender PMI Loans: Mortgage Loans with respect to which the lender rather than the borrower acquired the primary mortgage guaranty insurance and charged the related borrower an interest premium.

      LIBOR: The London interbank offered rate for one month United States dollar deposits calculated in the manner described in Section 4.08.

      LIBOR Determination Date: For any Interest Accrual Period, the second London Business Day prior to the commencement of such Interest Accrual Period.

      Liquidated Mortgage Loan: For any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of the Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of the Mortgage Loan, including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds regardless of when received, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property, and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances, and Advances.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5, as applicable.

      Loan Group 1: All Mortgage Loans identified as Group 1 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 2: All Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 3: All Mortgage Loans identified as Group 3 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 4: All Mortgage Loans identified as Group 4 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 5: All Mortgage Loans identified as Group 5 Mortgage Loans on the Mortgage Loan Schedule.

      Loan-to-Value Ratio: For any Mortgage Loan and as of any date of determination, is the fraction whose numerator is the original principal balance of the related Mortgage Loan at that date of determination and whose denominator is the Appraised Value of the related Mortgaged Property.

      London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Maintenance: For any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

      Master REMIC: As specified in the Preliminary Statement.

      Master Servicer: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as master servicer under this Agreement.

      Master Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

      Maximum Mortgage Rate: For each Mortgage Loan, the percentage set forth in the related Mortgage Note as the lifetime maximum Mortgage Rate to which such Mortgage Rate may be adjusted.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

      MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

      MIN: The mortgage identification number for any MERS Mortgage Loan.

      Minimum Mortgage Rate: For each Mortgage Loan, the percentage set forth in the related Mortgage Note as the lifetime minimum Mortgage Rate to which such Mortgage Rate may be adjusted.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Moneyline Telerate Page 3750: The display page currently so designated on the Moneyline Telerate Information Services, Inc. (or any page replacing that page on that service for the purpose of displaying London inter-bank offered rates of major banks).

      Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

      Moody's: Moody's Investors Service, Inc., or any successor thereto.
If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Loan Monitoring Group, or any other address that Moody's furnishes to the Depositor and the Master Servicer.

      Mortgage: The mortgage, deed of trust, or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Index:  One-Year CMT Index or Six-Month LIBOR Index.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to this Agreement, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

      Mortgage Loan Schedule: As of any date, the list set forth in Schedule I of Mortgage Loans included in the Trust Fund on that date. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan by Loan Group:

            (i)     the loan number;

            (ii) the street address of the Mortgaged Property, including the zip code;

            (iii)   the maturity date;

            (iv)    the original principal balance;

            (v)     the Cut-off Date Principal Balance;

            (vi)    the first payment date of the Mortgage Loan;

            (vii)   the Scheduled Payment in effect as of the Cut-off Date;

            (viii)  the Gross Margin in effect as of the Cut-off Date;

            (ix)    the Maximum Mortgage Rate in effect as of the Cut-off Date;

            (x)     the Adjustment Date in effect as of the Cut-off Date;

            (xi) a code indicating the Mortgage Index and when it is determined;

            (xii)   the Loan-to-Value Ratio at origination;

            (xiii) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

            (xiv)   a code indicating whether the residential dwelling is either
      (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

            (xv)    the Mortgage Rate in effect as of the Cut-off Date;

            (xvi)   the purpose for the Mortgage Loan;

            (xvii) the type of documentation program pursuant to which the Mortgage Loan was originated;

            (xviii) a code indicating whether the Mortgage Loan is a borrower-paid mortgage insurance loan;

            (xix)   the Servicing Fee Rate;

            (xx)    a code indicating whether the Mortgage Loan is a Lender PMI
      Loan;

            (xxi)   the coverage amount of any mortgage insurance;

            (xxii) with respect to the Lender PMI Loans, the interest premium charged by the lender;

            (xxiii) a code indicating whether the Mortgage Loan is a Delay Delivery Mortgage Loan;

            (xxiv)  the Minimum Mortgage Rate in effect as of the Cut-off Date;
      and

            (xxv) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan.

The schedule shall also set forth the total of the amounts described under (v) above for all of the Mortgage Loans, for the Combined Mortgage Loans and for each Loan Group.

      Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Co-op Shares and Proprietary Lease.

      Mortgagor:  The obligors on a Mortgage Note.

      National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the OTS.

      Net Monthly Excess Cashflow: For the Group 5 Certificates and any Distribution Date, the excess, if any, of (x) the Available Distribution Amount for the Distribution Date over (y) the sum of the aggregate of the Group 5 Senior Interest Distribution Amounts payable to the Holders of the Group 5 Senior Certificates for the Distribution Date, the Group 5 Subordinated Interest Distribution Amounts payable to the Holders of the Group 5 Subordinated Certificates for the Distribution Date and the Group 5 Principal Remittance Amount for the Distribution Date.

      Net Prepayment Interest Shortfall: As to any Distribution Date and any Combined Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds an amount equal to the sum of (a) the Compensating Interest allocable to such Loan Group for Distribution Date and
(b) the excess, if any, of the Compensating Interest for the other Combined Loan Groups for such Distribution Date over Prepayment Interest Shortfalls for such other Combined Loan Groups and Distribution Date. As to any Distribution Date and Loan Group 5, the excess of the Prepayment Interest Shortfalls for such Loan Group and Distribution Date over the Compensating Interest allocable to such Loan Group for such Distribution Date.

      Net WAC Rate: For a Combined Loan Group and any Distribution Date, the Weighted Average Adjusted Net Mortgage Rate for that Loan Group minus, with respect to Loan Group 1 and Loan Group 2, the Excess Interest Rate for such Loan Group for that Distribution Date.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer, that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

      Notional Amount: With respect to the Uncertificated Group 1 IO Class and Uncertificated Group 2 IO Class, as specified in the Preliminary Statement.

      Notional Amount Certificates:  As specified in the Preliminary
Statement.

      Offered Certificates:  As specified in the Preliminary Statement.

      Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee as required by this Agreement.

      One-Year CMT Index: The weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(591) and most recently available as of a day specified in the related Mortgage Note.

      Opinion of Counsel: For the interpretation or application of the REMIC Provisions, a written opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Otherwise, a written opinion of counsel who may be counsel for the Depositor or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee.

      Original Applicable Credit Support Percentage: With respect to each of the following Classes of Combined Subordinated Certificates, the corresponding percentage set forth below:

                  Class B-1......................   7.75%
                  Class B-2......................   4.50%
                  Class B-3......................   2.75%
                  Class B-4......................   1.70%
                  Class B-5......................   0.85%
                  Class B-6......................   0.35%


      Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinance Loan.

      Original Subordinated Principal Balance: On or prior to the third Senior Termination Date, the Subordinated Percentage of the aggregate Stated Principal Balance of the Mortgage Loans in the related Combined Loan Group, in each case as of the Cut-off Date; or if such date is after the third Senior Termination Date, the aggregate Class Certificate Balances of the Combined Subordinated Certificates as of the Closing Date.

      OTS:  The Office of Thrift Supervision.

      Outside Reference Date:  Not applicable.

      Outstanding: For the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full before the Due Date or during the related Prepayment Period and that did not become a Liquidated Mortgage Loan before the Due Date.

      Overcollateralization Increase Amount: With respect to the Group 5 Certificates and any Distribution Date, the lesser of (x) Net Monthly Excess Cashflow for the Distribution Date and (y) the amount, if any, by which the Overcollateralization Target Amount for the Distribution Date exceeds the Overcollateralized Amount for the Distribution Date (calculated for this purpose only after assuming that 100% of the Group 5 Principal Remittance Amount on such Distribution Date has been distributed).

      Overcollateralization Target Amount: For the Group 5 Certificates and any Distribution Date, the product of (x) the Required Overcollateralization Percentage for the Distribution Date and (y) the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the Cut-off Date.

      Overcollateralized Amount: With respect to any Distribution Date, an amount by which the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period related to such Distribution Date) exceeds the aggregate Class Certificate Balances of the Group 5 Certificates after taking into account all payments of principal on such Distribution Date.

      Overcollateralized Group: As defined in Section 4.03.

      Ownership Interest: As to any Residual Certificate, any ownership interest in the Certificate including any interest in the Certificate as its Holder and any other interest therein, whether direct or indirect, legal or beneficial.

      Pass-Through Margin: For each Class of Group 5 Certificates for the Interest Accrual Period related to each Distribution Date, as follows:

                                          (1)          (2)
                                        ---------   ---------
         Class 5-A-1.................    0.40%       0.80%
         Class 5-A-2.................    0.42%       0.84%
         Class 5-A-3.................    0.48%       0.96%
         Class 5-M-1.................    0.65%       1.15%
         Class 5-M-2.................    1.30%       1.80%
         Class 5-M-3.................    1.90%       2.40%
         Class 5-M-4.................    2.10%       2.60%
         Class 5-M-5.................    2.50%       3.00%

         ----------
         (1) For the Interest Accrual Period for each Distribution Date occurring on or prior to the first possible Optional Termination Date for the Group 5 Mortgage Loans.
         (2) For each other Interest Accrual Period following the Optional Termination Date for the Group 5 Mortgage Loans.

      Pass-Through Rate: For each Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, the percentage interest being set forth on its face or equal to the percentage obtained by dividing the Denomination of the Certificate by the aggregate of the Denominations of all Certificates of the same Class.

      Permitted Investments:  At any time, any of the following:

      (i) obligations of the United States or any agency thereof backed by the full faith and credit of the United States;

      (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (iii) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

      (vi) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation acceptable to the Rating Agencies at the time of the issuance of the agreements, as evidenced by a signed writing delivered by each Rating Agency;

      (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; provided that such repurchase obligation would be accounted for as a financing arrangement under generally accepted accounting principles;

      (viii) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's the rating shall be the highest commercial paper rating of Moody's for the securities), or any lower rating that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency and that have a maturity date occurring no more than 365 days from their date of issuance;

      (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm" or "AAAM-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

      (x) any other investments bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency.

      No Permitted Investment may (i) evidence the right to receive interest only payments with respect to the obligations underlying the instrument, (ii) be sold or disposed of before its maturity or (iii) be any obligation of the Seller or any of its Affiliates. Any Permitted Investment shall be relatively risk free and no options or voting rights shall be exercised with respect to any Permitted Investment. Any Permitted Investment shall be sold or disposed of in accordance with Financial Accounting Standard 140, paragraph 35c(6) in effect as of the Closing Date.

      Permitted Transferee: Any person other than

      (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,

      (ii) a foreign government, International Organization, or any agency or instrumentality of either of the foregoing,

      (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate,

      (iv) a rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code,

      (v) an "electing large partnership" as defined in section 775 of the Code,

      (vi)  a Person that is not a U.S. Person, and

      (vii) any other Person so designated by the Depositor based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to the Person may cause either REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

      Physical Certificates: As specified in the Preliminary Statement.

      Planned Balance: With respect to the Planned Principal Classes in the aggregate and any Distribution Date appearing in the aggregate Principal Balance Schedule, the amount appearing opposite such Distribution Date for such Planned Principal Classes.

      Planned Principal Classes: As specified in the Preliminary Statement.

      Pool Stated Principal Balance: The aggregate Stated Principal Balances of the Mortgage Loans.

      Prepayment Charge: As to a Mortgage Loan, any charge payable by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust Fund being identified in the Prepayment Charge Schedule.

      Prepayment Charge Period: As to any Mortgage Loan, the period of time during which a Prepayment Charge may be imposed.

      Prepayment Charge Schedule: As of any date, the list of Prepayment Charges included in the Trust Fund on that date (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

      o  the Mortgage Loan account number;

      o  a code indicating the type of Prepayment Charge;

      o the state of origination in which the related Mortgage Property is located;

      o the first date on which a monthly payment is or was due under the related Mortgage Note;

      o  the term of the Prepayment Charge;

      o  the original principal amount of the related Mortgage Loan; and

      o  the Cut-off Date Principal Balance of the related Mortgage Loan.

      The Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with this Agreement.

      Prepayment Interest Excess: As to any Principal Prepayment received by the Master Servicer on a Mortgage Loan from the first day through the fifteenth day of any calendar month other than the month of the Cut-off Date, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be retained by the Master Servicer as additional master servicing compensation.

      Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Prepayment Period: As to any Distribution Date and related Due Date, the period from and including the 16th day of the month immediately prior to the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) and to and including the 15th day of the month of such Distribution Date.

      Prepayment Shift Percentage: Not applicable.

      Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Principal Amount: As to any Distribution Date and each Combined Loan Group, the sum of (a) all monthly payments of principal due on each Mortgage Loan in that Loan Group on the related Due Date, (b) the principal portion of the Purchase Price of each Mortgage Loan in that Loan Group that was repurchased by the Seller pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in that Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in that Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan,
(f) all partial and full Principal Prepayments on the Mortgage Loans in that Loan Group received during the related Prepayment Period, and (g) any Subsequent Recoveries with respect to the Mortgage Loans in that Loan Group received during the calendar month preceding the month of such Distribution Date.

      Principal Only Certificates: 7As specified in the Preliminary Statement.

      Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan (including the Purchase Price of any Mortgage Loan purchased pursuant to Section 3.12) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date in any month after the month of prepayment. The Master Servicer shall apply partial Principal Prepayments in accordance with the related Mortgage Note.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal Reductions: As defined in the Preliminary Statement.

      Principal Relocation Payment: A payment from any Loan Group to Subsidiary REMIC 1 Regular Interests other than those of their corresponding Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Amount from a Loan Group and shall include a proportionate Allocation of Realized Losses from the Mortgage Loans of such Loan Group.

      Private Certificates: As specified in the Preliminary Statement.

      Pro Rata Share: As to any Distribution Date and any Class of Combined Subordinated Certificates, the portion of the Combined Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Combined Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balances of the Combined Subordinated Certificates, in each case immediately prior to such Distribution Date.

      Proprietary Lease: For any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Co-op Shares.

      Prospectus Supplement: The Prospectus Supplement dated September 29, 2004, relating to the Offered Certificates.

      PUD: Planned Unit Development.

      Purchase Price: For any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased by the Master Servicer pursuant to Section 3.12, the sum of

      (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of the purchase,

      (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, net of any unreimbursed Advances made by the Master Servicer on the Mortgage Loan, and

      (iii) any costs and damages incurred by the Trust Fund in connection with any violation by the Mortgage Loan of any predatory or abusive lending law.

      If the Mortgage Loan is a Mortgage Loan to be repurchased pursuant to
Section 3.12, the interest component of the Purchase Price shall be computed
(i) on the basis of the applicable Adjusted Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which the Mortgage Loan is assigned to the Master Servicer pursuant to Section 3.12.

      Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over the insurer in connection with the insurance policy issued by the insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any of them or a successor is no longer in existence, "Rating Agency" shall be the nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References to a given rating or rating category of a Rating Agency means the rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

      To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

      Recognition Agreement: For any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of the Mortgage Loan that establishes the rights of the originator in the Cooperative Property.

      Record Date: With respect to any Distribution Date and Class of Certificates other than the Group 5 Certificates, the close of business on the last Business Day of the month preceding the month of that Distribution Date. With respect to each Class of Group 5 Certificates and any Distribution Date, the Business Day immediately preceding that Distribution Date or, if any Class of Group 5 Certificates is no longer a Book-Entry Certificate, the last Business Day of the month preceding the month of that Distribution Date.

      Reference Bank: As defined in Section 4.08.

      Refinance Loan: Any Mortgage Loan the proceeds of which are used to refinance an Original Mortgage Loan.

      Regular Certificates: As specified in the Preliminary Statement.

      Relief Act: The Servicemembers Civil Relief Act and any comparable state or local laws.

      Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

      REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

      Required Insurance Policy: For any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

      Required Overcollateralization Percentage:  For the Group 5
Certificates and any Distribution Date, a percentage equal to 0.50%.

      Reserve Fund: The reserve fund established by the Trustee for the benefit of the Holders of the Group 5 Certificates. The Reserve Fund is an "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class 5-C Certificates, and which is established and maintained pursuant to Section 3.06.

      Residual Certificates: As specified in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any Managing Director, any Director, Vice President, any Assistant Vice President, any Associate, any Assistant Secretary, any Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 4.02A(e).

      SAIF: The Savings Association Insurance Fund, or any successor thereto.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or any other address that S&P furnishes to the Depositor and the Master Servicer.

      Scheduled Balance: Not applicable.

      Scheduled Classes: As specified in the Preliminary Statement.

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Securities Act: The Securities Act of 1933, as amended.

      Security Agreement: For any Cooperative Loan, the agreement between the owner of the related Co-op Shares and the originator of the related Mortgage Note that defines the security interest in the Co-op Shares and the related Proprietary Lease.

      Seller: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

      Senior Certificate Group: As specified in the Preliminary Statement.

      Senior Certificates: As specified in the Preliminary Statement.

      Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Combined Subordinated Certificates has been reduced to zero.

      Senior Percentage: As to any Combined Senior Certificate Group and Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of the Class Certificate Balance of each Class of Combined Senior Certificates of such Senior Certificate Group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related Loan Group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to Principal Prepayments on the related Mortgage Loans received in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage for the Combined Senior Certificates of the remaining Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of each such Class of Combined Senior Certificates of such remaining Combined Senior Certificate Group immediately prior to such Distribution Date and the denominator is the aggregate Class Certificate Balance of all Classes of Combined Certificates immediately prior to such Distribution Date.

      Senior Prepayment Percentage: As to a Combined Senior Certificate Group and any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The related Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided in this Agreement, be as follows: for any Distribution

Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage of a Combined Senior Certificate Group exceeds the initial Senior Percentage for such Senior Certificate Group in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both Senior Step Down Conditions are satisfied with respect to all of the Combined Mortgage Loans.

      Notwithstanding the preceding paragraph, if (x) on or before the Distribution Date in September 2007, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the Closing Date, the delinquency test set forth in the definition of Senior Step Down Conditions is satisfied and cumulative Realized Losses on the Combined Mortgage Loans do not exceed 20% of the aggregate Class Certificate Balance of the Combined Subordinated Certificates as of the Closing Date, the Senior Prepayment Percentage for each Combined Loan Group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in September 2007, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the Closing Date, the delinquency test set forth in the definition of Senior Step Down Conditions is satisfied and cumulative Realized Losses on the Combined Mortgage Loans do not exceed 30% of the aggregate Class Certificate Balance of the Combined Subordinated Certificates as of the Closing Date, the Senior Prepayment Percentage for each Combined Loan Group will equal the related Senior Percentage.

      Senior Principal Distribution Amount: As to any Distribution Date and any Combined Loan Group, the sum of (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that Loan Group and such Distribution Date, (ii) with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the related Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the related Senior Prepayment Percentage the amount of the Liquidation Proceeds allocable to principal received on the Mortgage Loan or (B), if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Senior Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the sum of (x) the Senior Prepayment Percentage of the amounts described in clause (f) of the definition of Principal Amount for that Loan Group and such Distribution Date, and (y) the applicable Senior Prepayment Percentage of any Subsequent Recoveries described in clause (g) of the definition of Principal Amount for that Loan Group and such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Combined Mortgage Loan in that Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the applicable principal portion of such Bankruptcy Loss; provided further, however, on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining Combined Senior Certificate Group will be calculated pursuant to the above formula based on all the Combined Mortgage Loans, as opposed to the Mortgage Loans in the related Loan Group.

      Senior Step Down Conditions: As to any Distribution Date and all the Combined Mortgage Loans: (i) the aggregate Stated Principal Balance of all the Combined Mortgage Loans 60 days or more

Delinquent (averaged over the preceding six month period) (including any Combined Mortgage Loans subject to foreclosure proceedings, REO Property (regardless of whether that Combined Mortgage Loan is 60 days or more Delinquent) and Combined Mortgage Loans the mortgagors of which are in bankruptcy), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that Combined Loan Group of the aggregate Stated Principal Balances of the Combined Mortgage Loans in that Loan Group or (b) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the Combined Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%, and (ii) cumulative Realized Losses on the Combined Mortgage Loans in each Combined Loan Group do not exceed: (a) for the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the Original Subordinated Principal Balance, (b) for the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the Original Subordinated Principal Balance, (c) for the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the Original Subordinated Principal Balance, (d) for the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the Original Subordinated Principal Balance, and (e) for the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinated Principal Balance.

      Senior Termination Date: For each Combined Senior Certificate Group, the Distribution Date on which the aggregate Class Certificate Balance of the related Classes of Combined Senior Certificates has been reduced to zero.

      Servicing Account: The separate Eligible Account or Accounts created and maintained pursuant to Section 3.06(b).

      Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including the cost of

            (a) the preservation, restoration, and protection of a Mortgaged Property,

            (b)  expenses reimbursable to the Master Servicer pursuant to
      Section 3.12 and any enforcement or judicial proceedings, including foreclosures,

            (c)  the maintenance and liquidation of any REO Property, and

            (d)  compliance with the obligations under Section 3.10; and

            (e) reasonable compensation to the Master Servicer or its affiliates for acting as broker in connection with the sale of foreclosed Mortgaged Properties and for performing certain default management and other similar services (including appraisal services) in connection with the servicing of defaulted Mortgage Loans. For purposes of this clause (e), only costs and expenses incurred in connection with the performance of activities generally considered to be outside the scope of customary servicing or master servicing duties shall be treated as Servicing Advances.

      Servicing Fee: As to each Mortgage Loan and any Distribution Date, one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan, or, whenever a payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan for the period covered by the payment of interest, subject to reduction as provided in
Section 3.15.

      Servicing Fee Rate: For each Mortgage Loan, the per annum rate specified on the Mortgage Loan Schedule.

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as the list may from time to time be amended.

      Servicing Standard: That degree of skill and care exercised by the Master Servicer with respect to mortgage loans comparable to the Mortgage Loans serviced by the Master Servicer for itself or others.

      Six-Month LIBOR Index: The average of the London interbank offered rates for six month U.S. dollar deposits in the London market, generally as set forth in either The Wall Street Journal or some other source generally accepted in the residential mortgage loan origination business and specified in the related Mortgage Note or, if such rate ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then based upon a new index selected by the Master Servicer, based on comparable information, in each case, as most recently announced as of either 45 days prior to, or the first Business Day of the month immediately preceding the month of, such Adjustment Date.

      Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

      Special Hazard Loss: With respect to the Combined Mortgage Loans, any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.10 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

            (a)  normal wear and tear;

            (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

            (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

            (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

                 1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                 2.  by military, naval or air forces; or

                 3. by an agent of any such government, power, authority or forces;

            (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

            (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

      Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $3,800,000. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Combined Mortgage Loans, (ii) twice the principal balance of the largest Combined Mortgage Loan and (iii) the aggregate of the principal balances of all Combined Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and
(b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Combined Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Combined Mortgage Loans then due, whether or not paid.

      Special Hazard Mortgage Loan: With respect to the Combined Mortgage Loans, a Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

      Startup Day: The Closing Date.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to the sum of: (i) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (ii) any partial Principal Prepayments received in the related Prepayment Period and Liquidation Proceeds allocable to principal received in the prior calendar month, in each case, with respect to that Mortgage Loan.

      Stepdown Date: With respect to the Group 5 Certificates, the earlier to occur of (1) the Distribution Date on which the aggregate Class Certificate Balance of the Group 5 Senior Certificates is zero and (2) the later to occur of (x) the Distribution Date in October 2007 and (y) the first Distribution Date on which the Group 5 Senior Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Group 5 Mortgage Loans, but prior to any distribution of the Group 5 Principal Distribution Amount to the Holders of the Certificates then entitled to distributions of principal on the Distribution Date) is greater than or equal to 16.00%.

      Subordinate Pass Through Rate: As to any Class of Combined Subordinated Certificates and the Interest Accrual Period for any Distribution Date, a per annum rate equal to (a) the sum of the following for each Combined Loan Group: the product of (x) the Assumed Balance for each Combined Loan Group immediately prior to that Distribution Date and (y) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in that Loan Group divided by
(b) the aggregate Class Certificate Balance of the Combined Subordinated Certificates immediately prior to that Distribution Date.

      Subordinated Certificates: As specified in the Preliminary Statement.

      Subordinated Percentage: As to any Distribution Date on or prior to the third Senior Termination Date and any Combined Loan Group, 100% minus the Senior Percentage for the Combined Senior Certificate Group related to such Loan Group for such Distribution Date. As to any Distribution Date after the third Senior Termination Date and the Combined Mortgage Loans, 100% minus the Senior Percentage for such Distribution Date.

      Subordinated Prepayment Percentage: As to any Distribution Date and Combined Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

      Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.09) specifically related to such Liquidated Mortgage Loan.

      Subservicer: As defined in Section 3.02(a).

      Subsidiary REMIC 1: As specified in the Preliminary Statement.

      Subsidiary REMIC 2: As specified in the Preliminary Statement.

      Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan that must, on the date of substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,

      (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan (unless the amount of any shortfall is deposited by the Seller in the Certificate Account and held for distribution to the Certificateholders on the related Distribution Date);

      (ii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Deleted Mortgage Loan;

      (iii) have a Maximum Mortgage Rate not more than 1% per annum higher than and not lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan;

      (iv) have the same Mortgage Index and interval between Adjustment Dates as the deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher than, and not lower than that of the deleted Mortgage Loan;

      (vi) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;

      (vii) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

      (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and

      (ix) comply with each representation and warranty in Section 2.03.

      Substitution Adjustment Amount: As defined in Section 2.03.

      Targeted Balance: With respect to the Targeted Principal Classes and any Distribution Date appearing in the Principal Balance Schedules, the applicable amount appearing opposite such Distribution Date for such Targeted Principal Classes.

      Targeted Principal Classes: As specified in the Preliminary Statement.

      Three Month Rolling Average: With respect to the Group 5 Mortgage Loans and the end of the Due Period related to any Distribution Date, will equal the rolling three-month average percentage of the aggregate Stated Principal Balance of the Group 5 Mortgage Loans that are 60 or more days Delinquent (including Mortgage Loans in foreclosure, REO Properties or Mortgage Loans discharged in bankruptcy).

      Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

      Trigger Event: With respect to any Distribution Date, either (x) the Three Month Rolling Average with respect to the Group 5 Mortgage Loans exceeds 40.00% of the Group 5 Senior Credit Enhancement Percentage for the prior Distribution Date, or (y) the aggregate amount of Realized Losses on the Group 5 Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period (reduced by the amount of any Subsequent Recoveries with respect to the Group 5 Mortgage Loans) divided by the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution
Date:

Distribution Date                   Percentage
-----------------                   ----------

October 2007 -- September 2008....  1.15% with respect to October 2007, plus an additional 1/12th of 0.25% for
                                    each month thereafter
October 2008 -- September 2009....  1.40% with respect to October 2008, plus an additional 1/12th of 0.25% for
                                    each month thereafter
October 2009 -- September 2010....  1.65% with respect to October 2009, plus an additional 1/12th of 0.25% for
                                    each month thereafter
October 2010 and thereafter......   1.90%

      Trust Fund: The corpus of the trust created under this Agreement consisting of

      (i) the Mortgage Loans and all interest and principal received on them after the Cut-off Date, other than amounts due on the Mortgage Loans by the Cut-off Date;

      (ii) the Certificate Account, the Distribution Account and all amounts deposited therein pursuant to this Agreement (including amounts received from the Seller on the Closing Date that will be deposited by the Trustee in the Certificate Account pursuant to Section 2.01);

      (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure, or otherwise;

      (iv) the right to collect any amounts under any mortgage insurance policies covering any Mortgage Loan and any collections received under any mortgage insurance policies covering any Mortgage Loan;

      (v)   amounts on deposit in the Reserve Fund;

      (vi) the Interest Rate Cap Agreements and the amounts on deposit in the Interest Rate Cap Accounts; and

      (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

      Trustee: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed under this Agreement, the successor.

      Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

      Trustee Fee Rate: 0.005% per annum.

      The terms "United States," "State," and "International Organization" have the meanings in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      UCC: The Uniform Commercial Code for the State of New York.

      Uncertificated Group 1 IO Class: As defined in the Preliminary
Statement.

      Uncertificated Group 2 IO Class: As defined in the Preliminary
Statement.

      Undercollateralized Group: As defined in Section 4.03.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor

      United States Person or U.S. Person:

      (i)   A citizen or resident of the United States;

      (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;

      (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations);

      (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or

      (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons before that date, may elect to continue to be U.S. Persons.

      Unpaid Realized Loss Amount: For any Class of Group 5 Subordinated Certificates, the portion of any Realized Losses previously allocated to that Class remaining unpaid from prior Distribution Dates, reduced by any increase in the Class Certificate Balance of such Class as a result of the receipt of Subsequent Recoveries.

      U.S.A. Patriot Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

      Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates (the Voting Rights to be allocated among the holders of Certificates of each Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Holder of the Class A-R Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Offered Certificates in proportion to the Certificate Balances of the respective Certificates on the date. The Class P Certificates shall have no voting rights.

      Weighted Average Adjusted Net Mortgage Rate: For any Distribution Date and Loan Group, the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date in the prior month (after giving affect to Principal Prepayments in the Prepayment Period related to such prior Due Date).

      Withdrawal Date: The 18th day of each month, or if such day is not a Business Day, the next preceding Business Day.

      Section 1.02 Rules of Construction.

      Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise

      (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

      (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

      (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

      (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      (e) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

      (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

      (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "by." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

      (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                 ARTICLE TWO

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

      Section 2.01 Conveyance of Mortgage Loans.

      (a) The Seller, concurrently with the execution and delivery of this Agreement, hereby transfers to the Depositor, without recourse, all the interest of the Seller in each Mortgage Loan, including all interest and principal received or receivable by the Seller on each Mortgage Loan after the Cut-off Date and all interest and principal payments on each Mortgage Loan received before the Cut-off Date for installments of interest and principal due after the Cut-Off Date but not including payments of principal and interest due by the Cut-off Date. By the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of Mortgage Loans that are Delay Delivery Mortgage Loans, such delivery may take place within five Business Days of the Closing Date) as of the Closing Date. The delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Seller shall deposit into the Distribution Account on the first Distribution Account Deposit Date an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan. If the Seller shall fail to deposit such amount by the first Distribution Account Deposit Date, the Trustee shall deposit such amount. Also on the Closing Date the Depositor shall deposit $100 into the Certificate Account.

      (b) The Depositor, concurrently with the execution and delivery of this Agreement, hereby transfers to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made in this Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

      (c) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered (or, in the case of the Delay Delivery Mortgage Loans, will deliver to the Trustee within the time periods specified in the definition of Delay Delivery Mortgage Loans), for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) The original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of _______________ ______________without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each endorsement being sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note) or a lost note affidavit for any Lost Mortgage Note from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note.

            (ii) Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM

      Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) In the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

            (iv) Except as provided below, the original recorded Mortgage or a copy of the Mortgage certified by the Seller (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) as being a true and complete copy of the Mortgage.

            (v) A duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of the mortgage (each assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to its assignee of the Mortgage to which the assignment relates). If the related Mortgage has not been returned from the applicable public recording office, the assignment of the Mortgage may exclude the information to be provided by the recording office. The assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico.

            (vi) The original or copies of each assumption, modification, written assurance, or substitution agreement.

            (vii) Except as provided below, the original or duplicate original lender's title policy and all its riders.

            (viii) The originals of the following documents for each Cooperative Loan:

                   (A) the Co-op Shares, together with a stock power in blank;

                   (B)  the executed Security Agreement;

                   (C)  the executed Proprietary Lease;

                   (D)  the executed Recognition Agreement;

                   (E) the executed UCC-1 financing statement that has been filed in all places required to perfect the Seller's interest in the Co-op Shares and the Proprietary Lease with evidence of recording on it; and

                   (F) executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation). If in connection with any Mortgage Loan the Depositor cannot deliver

                        (a)  the original recorded Mortgage,

                        (b)  all interim recorded assignments, or

                        (c) the lender's title policy (together with all its riders).

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that the Mortgage Loans sold by the Seller to the Depositor have been assigned by that Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by the Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, then the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, the original Mortgage or the interim assignment, as the case may be, with evidence of recording indicated on when it is received from the public recording office, or a copy of it, certified, if appropriate, by the relevant recording office and in the case of clause (v) alone, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or duplicate copy thereof to be delivered to the Trustee upon receipt thereof. The delivery of the original Mortgage Loan and each interim assignment or a copy of them, certified, if appropriate, by the relevant recording office, shall not be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date. If the Depositor is unable to deliver each Mortgage by that date and each interim assignment because any documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver the documents to the Trustee as promptly as possible upon their receipt and, in any event, within 720 days following the Closing Date.

      The Depositor shall forward to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. If the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver the required document to the public recording office. If a public recording office retains the original recorded Mortgage or if a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of the Mortgage certified by the public recording office to be a true and complete copy of the original recorded Mortgage.

      As promptly as practicable after any transfer of a Mortgage Loan under this Agreement, and in any event within thirty days after the transfer, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as its assignee, and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, if the Trustee has not received the information required to deliver any assignment of a Mortgage for recording, the Trustee shall deliver it as soon as practicable after receipt of the needed information and in any event within thirty days.

      The Trustee need not record any assignment that relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, recording the assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan. The Seller shall deliver such Opinion of Counsel within 90 days of the Closing Date.

      If any Mortgage Loans have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of the prepayment that is required to be deposited in the Certificate Account pursuant to Section 3.06.

      Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date, the Seller shall either

            (x) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or

            (y) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute the Substitute Mortgage Loan for a Delay Delivery Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions in
            Section 2.03 (treating each such Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03);

provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period specified herein, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such period, the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such period in accordance with the provisions of Section 2.02.

      (d) The Seller agrees to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting, and regulatory purposes.

      Section 2.02 Acceptance by the Trustee of the Mortgage Loans.

      The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form of Exhibit G, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files for the Mortgage Loans, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

      The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form of Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

      By the thirtieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Master Servicer, and the Seller a Delay Delivery Certification with respect to the Mortgage Loans substantially in the form of Exhibit G-1, with any applicable exceptions noted thereon.

      By the ninetieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification with respect to the Mortgage Loans in the form of Exhibit H, with any applicable exceptions noted thereon.

      If, in the course of its review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct any defect that materially and adversely affects the interests of the Certificateholders within 90 days from the date it was so notified of the defect and, if the Seller does not correct the defect within that period, the Seller shall either
(a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the pursuant Section 2.03, or (b) purchase the Mortgage Loan at its Purchase Price from the Trustee within 90 days from the date the Seller was notified of the defect in writing.

      If a substitution or purchase of a Mortgage Loan pursuant to this provision is required because of a delay in delivery of any documents by the appropriate recording office, or there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then the substitution or purchase shall occur within 720 days from the Closing Date. In no other case may a substitution or purchase occur more than 540 days from the Closing Date.

      The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of the Mortgage Loan. The notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, and any substitution pursuant to (a) above shall not be effected before the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for the month.

      The Purchase Price for any Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto in the form of Exhibit O, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

      If pursuant to the foregoing provisions the Seller repurchases an Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either
(i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

      The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of any other documents or instruments constituting the Mortgage File that come into the possession of the Master Servicer from time to time.

      The obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting the defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

      Section 2.03 Representations, Warranties, and Covenants of the Seller and the Master Servicer.

      (a) IndyMac, in its capacities as Seller and Master Servicer, makes the representations and warranties in Schedule II, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date. The Master Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its credit files for the related Mortgagor for each Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

      (b) The Seller, in its capacity as Seller, makes the representations and warranties in Schedule III, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date, or if so specified in Schedule III, as of the Cut-off Date.

      (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. A breach of the representation or warranty made pursuant to clauses (31), (34), (42), (43) or (46) of Schedule III or a breach of the covenant of the Master Servicer made pursuant to clause (a) above will be deemed to materially and adversely affect the interests of the Certificateholder in the related Mortgage Loan. The Seller covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall,
(i) if the 90-day period expires before the second anniversary of the Closing Date, remove the Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in accordance with this Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below. Any substitution pursuant to (i) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any Substitute Mortgage Loan. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for the breach.

      With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

      The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of the Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon the substitution, the Substitute Mortgage Loans shall be subject to this Agreement in all respects, and the Seller shall be deemed to have made with respect to the Substitute Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to the Mortgage Loan. Upon any substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with the substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to the Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

      For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus, if the Seller is not the Master Servicer, an amount equal to the aggregate of any unreimbursed Advances and Servicer Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller by the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder. If the Seller repurchases a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.06 by the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace the

Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. The obligation under this Agreement of any Person to cure, repurchase, or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Person respecting the breach available to Certificateholders, the Depositor, or the Trustee on their behalf.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

      The Depositor represents and warrants to the Trustee with respect to each Mortgage Loan as of the date of this Agreement or such other date set forth in this Agreement that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses, or counterclaims.

      The representations and warranties in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of any breach of any of the representations and warranties in this Section that materially and adversely affects the interest of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and to each Rating Agency.

      Section 2.05 Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

      (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.



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      Section 2.06 Execution and Delivery of Certificates.

      The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

      Section 2.07 REMIC Matters.

      The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created under this Agreement. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date.



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                                ARTICLE THREE

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01 Master Servicer to Service Mortgage Loans.

      For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the Servicing Standard.

      The Master Servicer shall not make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under section 860F(a) or section 860G(d) of the Code.

      Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor or the Trustee any documents requiring execution and delivery by either or both of them appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of the documents, the Depositor or the Trustee shall execute the documents and deliver them to the Master Servicer.

      The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

      In accordance with and to the extent of the Servicing Standard, the Master Servicer shall advance funds necessary to effect the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.09. The costs incurred by the Master Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the Mortgage Loans so permit.

      Section 3.02 Subservicing; Enforcement of the Obligations of
Subservicers.

      (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer pursuant to a subservicing agreement (a "Subservicer"). The subservicing arrangement and the related subservicing agreement must provide for the servicing of the Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans



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

include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding anything in any subservicing agreement or this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or references to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administration of the Mortgage Loans in accordance with this Agreement without diminution of its obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as agent of the Master Servicer with the same effect as if performed directly by the Master Servicer.

      (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries, or payments with respect to the Mortgage Loans that are received by the Subservicer regardless of whether the payments are remitted by the Subservicer to the Master Servicer.

      Section 3.03 Rights of the Depositor and the Trustee in Respect of the Master Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      Section 3.04 No Contractual Relationship Between Subservicers and the Trustee.

      Any subservicing arrangement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be solely between the Subservicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties, or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.05.

      Section 3.05 Trustee to Act as Master Servicer.

      If the Master Servicer for any reason is no longer the Master Servicer under this Agreement (including because of the occurrence or existence of an Event of Default), the Trustee or its successor shall assume all of the rights and obligations of the Master Servicer under this Agreement arising thereafter (except that the Trustee shall not be

            (i)   liable for losses of the Master Servicer pursuant to Section
      3.10 or any acts or omissions of the predecessor Master Servicer hereunder,

            (ii) obligated to make Advances if it is prohibited from doing so by applicable law,

            (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including repurchases or substitutions pursuant to Section 2.02 or 2.03,

            (iv)  responsible for expenses of the Master Servicer pursuant to
      Section 2.03, or



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

            (v) deemed to have made any representations and warranties of the Master Servicer hereunder). Any assumption shall be subject to Section 7.02.

      Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the successor Master Servicer the option to terminate the agreement if a successor Master Servicer is appointed.

      If the Master Servicer is no longer the Master Servicer for any reason (including because the occurrence or existence of any Event of Default), the Trustee (or any other successor Master Servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under any subservicing agreement in accordance with its terms. The Trustee (or any other successor Master Servicer) shall not incur any liability or have any obligations in its capacity as successor Master Servicer under a subservicing agreement arising before the date of succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising before the date of succession.

      The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

      Notwithstanding anything else in this Agreement to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the Servicing Fee paid under this Agreement and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions provided for in this Agreement.

      Section 3.06 Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account; Certificate Account; Distribution Account; Reserve Fund.

      (a) In accordance with and to the extent of the Servicing Standard, the Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the Mortgage Loans to the extent the procedures are consistent with this Agreement and any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, subject to Section 3.21, any Prepayment Charge in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Delinquent Mortgage Loan for a period not greater than 125 days. In connection with a seriously delinquent or defaulted Mortgage Loan, the Master Servicer may, consistent with the Servicing Standard, waive, modify or vary any term of that Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of that Mortgage Loan ), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of that Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated loss that might result absent such action) and is expected to minimize the loss on such Mortgage Loan; provided, however, the Master Servicer shall not initiate new lending to such Mortgagor through the Trust and cannot, except as provided in the immediately succeeding sentence, extend the maturity of any Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. With respect to no more than 5% of the Mortgage Loans (measured by aggregate Cut-off Date



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Principal Balance of the Mortgage Loans), the Master Servicer may extend the maturity of a Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date, but in no event more than one year past such date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with
Section 4.01 during the scheduled period in accordance with the amortization schedule of the Mortgage Loan without modification thereof because of the arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which the payment is required is prohibited by applicable law. The Master Servicer shall not have the discretion to sell any Delinquent or defaulted Mortgage Loan.

      (b) The Master Servicer shall establish and maintain (or, if a Mortgage Loan is subserviced by another Person, cause the related Subservicer to establish and maintain) one or more Servicing Accounts (the "Servicing Account") into which the Master Servicer shall deposit on a daily basis within one Business Day of receipt, the following payments and collections received by it or remitted by any Subservicer in respect of Mortgage Loans after the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the Cut-off Date):

            (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee; and

            (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures.

      By the Withdrawal Date in each calendar month, the Master Servicer shall
(a) withdraw from the Servicing Account all amounts on deposit therein pursuant to clauses (i) and (ii) above (other than amounts attributable to a Principal Prepayment in Full) and (b) deposit such amounts in the Collection Account.

      By the Business Day in each calendar month following the deposit in the Servicing Account of amounts on deposit therein pursuant to clause (iii) above or pursuant to any Principal Prepayment in Full, the Master Servicer shall (a) withdraw such amounts from the Servicing Account and (b) deposit such amounts in the Collection Account.

      (c) The Master Servicer shall establish and maintain a Collection Account (the "Collection Account") into which the Master Servicer shall deposit, as and when required by paragraph (b) of this Section 3.06, all amounts required to be deposited into the Collection Account pursuant to that paragraph. The Collection Account shall be an Eligible Account held for the benefit of the Certificateholders.

      (d) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit on a daily basis (i) within one Business Day of deposit in the Collection Account (in the case of items (i) through (iii) below) and (2) within one Business Day of receipt (in the case of all other items), except as otherwise specified herein, the following payments and collections received by it or remitted by any Subservicer in respect of Mortgage Loans after the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the Cut-off
Date) and the following amounts required to be deposited hereunder:



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            (i)    all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee and Prepayment Interest Excess;

            (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

            (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.06(f) in connection with any losses on Permitted Investments;

            (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.10 and 3.12;

            (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

            (vii) all Advances made by the Master Servicer pursuant to Section 4.01;

            (viii) any other amounts required to be deposited under this Agreement; and

            (ix)   all Prepayment Charges collected.

      In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for the Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to the Mortgage Loan equal to the amount of interest that has accrued on the Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Servicing Fee Rate on that date.

      The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. If the Master Servicer remits any amount not required to be remitted, it may at any time withdraw that amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. The withdrawal or direction may be accomplished by delivering written notice of it to the Trustee or any other institution maintaining the Certificate Account that describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.06. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with
Section 3.09.

      (e) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

            (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.09(a);



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

            (ii)   any amount deposited by the Master Servicer pursuant to
      Section 3.06(f) in connection with any losses on Permitted Investments;
      and

            (iii) any other amounts deposited under this Agreement that are required to be deposited in the Distribution Account.

      If the Master Servicer remits any amount not required to be remitted, it may at any time direct the Trustee in writing to withdraw that amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. The direction may be accomplished by delivering an Officer's Certificate to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

      (f) Each institution at which the Certificate Account is maintained shall invest the funds in such account as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the second Business Day preceding the related Distribution Account Deposit Date (except that if the Permitted Investment is an obligation of the institution that maintains the account, then the Permitted Investment shall mature not later than the Business Day preceding the Distribution Account Deposit Date) and which shall not be sold or disposed of before its maturity. The funds in the Distribution Account shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses on Permitted Investments in the Certificate Account shall promptly be deposited by the Master Servicer in the Certificate Account. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.06.

      (g) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Group 5 Certificates, the Reserve Fund and shall deposit $5,000 upon receipt of such amount from or on behalf of the Depositor. On each Distribution Date, the Trustee shall transfer from the Distribution Account to the Reserve Fund the amounts specified pursuant to
Section 4.02B(a)(C). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed to the Holders of the Class 5-C Certificates. On each Distribution Date, to the extent required, the Trustee shall withdraw amounts in the Reserve Fund to make distributions to the Classes of Group 5 Certificates in accordance with the priorities set forth in
Section 4.07. On the Distribution Date on which the termination of the Group 5 Certificates occurs pursuant to Section 9.02, after making all distributions required in connection with the Group 5 Certificates, the Trustee shall withdraw from the Reserve Fund any remaining amounts and distribute them to the Holders of the Class 5-C Certificates.

      The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of any REMIC created under this Agreement, until released from the Reserve Fund pursuant to this Section 3.06. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class 5-C Certificates shall be the owner of the Reserve Fund. The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. Funds in the Reserve Fund may be invested in Permitted Investments at the written



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direction of the Majority of the Holders of the Class 5-C Certificates, which
Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity; provided, however, that if the Trustee does not receive written investment directions, the funds in the Reserve Fund shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class 5-C Certificates. All losses incurred in the Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Reserve Fund (or such investments immediately as realized). The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds in the Reserve Fund and made in accordance with this Section 3.06. The Class 5-C Certificates shall evidence ownership of the Reserve Fund for federal tax purposes.

      (h) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, the Class 5-A-1 Interest Rate Cap Account, the Class 5-A-2 Interest Rate Cap Account and the Class 5-A-3 Interest Rate Cap Account, respectively. On each Distribution Date, to the extent required, the Trustee shall withdraw amounts in the Interest Rate Cap Accounts to make distributions to the Classes of Group 5 Certificates in accordance with the priorities set forth in Section 4.07. Any such amounts shall be distributed on each Class of Certificates to the extent of funds received by the Trustee from the Cap Counterparty pursuant to the related Interest Rate Cap Agreement for that Distribution Date. On the Distribution Date on which the termination of the Group 5 Certificates occurs pursuant to Section 9.02, after making all distributions required in connection with the Group 5 Certificates, the Trustee shall withdraw from the Interest Rate Cap Accounts any remaining amounts and distribute them to the Holders of the Class 5-C Certificates.

      Each Interest Rate Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. Amounts held in each Interest Rate Cap Account from time to time shall continue to constitute assets of the Trust Fund, but not of any REMIC created under this Agreement, until released from the Interest Rate Cap Account pursuant to this Section 3.06. Each Interest Rate Cap Account constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class 5-C Certificates shall be the owner of each Interest Rate Cap Account. The Trustee shall keep records that accurately reflect the funds on deposit in each Interest Rate Cap Account. Funds in each Interest Rate Cap Account may be invested in Permitted Investments at the written direction of the Majority of the Holders of the Class 5-C Certificates, which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains each Interest Rate Cap Account, then such Permitted Investment shall mature not later than such Distribution
Date) and shall not be sold or disposed of prior to maturity; provided, however, that if the Trustee does not receive written investment directions, the funds in each Interest Rate Cap Account shall remain uninvested. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class 5-C Certificates. All losses incurred in each Interest Rate Cap Account in respect of any such investments shall be charged against amounts on deposit in each Interest Rate Cap Account (or such investments immediately as realized). The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds in each Interest Rate Cap Account and made in accordance with this
Section 3.06. The Class 5-C Certificates shall evidence ownership of each Interest Rate Cap Account for federal tax purposes.

      (i) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not



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more than 45 days prior to any change of this Agreement. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change of this Agreement.

      Section 3.07 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

      (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

      (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse (without duplication) the Master Servicer out of related collections for any payments made pursuant to Section 3.01 (with respect to taxes and assessments and insurance premiums) and Section 3.10 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01. The Escrow Accounts shall not be a part of the Trust Fund.

      (c) The Master Servicer shall advance any payments referred to in
Section 3.07(a) that are not timely paid by the Mortgagors or advanced by the Master Servicer on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.08 Access to Certain Documentation and Information Regarding the Mortgage Loans.

      The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

      Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder or Certificate Owner that is a savings and loan association, bank, or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit the Certificateholder or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates. The Master Servicer shall be entitled to be reimbursed by each such Certificateholder or Certificate Owner for actual expenses incurred by the Master Servicer in providing the reports and access.

      Section 3.09 Permitted Withdrawals from the Certificate Account and the Distribution Account.

      (a) The Master Servicer may (and, in the case of clause (ix) below, shall) from time to time make withdrawals from the Certificate Account for the following purposes but only to the extent of amounts



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related to the Combined Mortgage Loans or the Group 5 Mortgage Loans, as
applicable to the particular withdrawal:

            (i) to pay to the Master Servicer or the related subservicer (to the extent not previously retained) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

            (ii) to reimburse the Master Servicer or successor Master Servicer for the unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loans in respect of which the Advance was made;

            (iii) to reimburse the Master Servicer or successor Master Servicer for any Nonrecoverable Advance previously made by it;

            (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on the Mortgage Loans that represent late recoveries of the payments for which the advances were made pursuant to
      Section 3.01 or Section 3.07 and (b) for unpaid Servicing Fees as provided in Section 3.12;

            (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect of such Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03, or 3.12, all amounts received thereon after the date of such purchase;

            (vii) to reimburse the Seller, the Master Servicer, or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            (ix) by the Distribution Account Deposit Date, to withdraw (1) the Available Funds, the Available Distribution Amount and the Trustee Fee for the Distribution Date, to the extent on deposit, and (2) the Prepayment Charges on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

            (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

      The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, to justify any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv), (v), and (vi). Before making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans and their respective portions of the Nonrecoverable Advance.



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

      (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay to itself the Trustee Fee for the related Distribution Date;

            (ii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

            (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

      (c) The Trustee shall withdraw funds from the Reserve Fund for distribution to the Group 5 Certificates and the Class 5-C Certificates in the manner specified in Section 4.02B(a)(C) (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Reserve Fund for the following purposes:

            (i) to withdraw any amount deposited in the Reserve Fund and not required to be deposited therein; and

            (ii)  to clear and terminate the Reserve Fund upon the earlier of
      (i) the Interest Rate Cap Agreement Termination Date and (ii) the termination of Loan Group 5 pursuant to Section 9.01.

      Section 3.10 Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

      (a) The Master Servicer shall maintain, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of

      (i) the maximum insurable value of the improvements securing the Mortgage Loan and

      (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of the policy are sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer.

      Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected under the policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred in maintaining any insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the Mortgage Loan so permits. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by
Section 3.09. No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to any applicable laws and regulations in force that require additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan



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in a federally designated special flood hazard area and the area is participating in the national flood insurance program, the Master Servicer shall maintain flood insurance for the Mortgage Loan. The flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of the Mortgaged Property, and (iii) the maximum amount of flood insurance available for the related Mortgaged Property under the national flood insurance program.

      If the Master Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall have satisfied its obligations in the first sentence of this Section 3.10. The policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If the policy contains a deductible clause and a policy complying with the first sentence of this Section 3.10 has not been maintained on the related Mortgaged Property, and if a loss that would have been covered by the required policy occurs, the Master Servicer shall deposit in the Certificate Account, without any right of reimbursement, the amount not otherwise payable under the blanket policy because of the deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any blanket policy.

      (b) The Master Servicer shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer need not maintain any Primary Insurance Policy if maintaining the Primary Insurance Policy is prohibited by applicable law. The Master Servicer agrees, to the extent permitted by applicable law, to effect the timely payment of the premiums on each Primary Insurance Policy, and any costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

      In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take any reasonable action in accordance with the Servicing Standard necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account or the Collection Account (as applicable).

      Section 3.11 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      (a) Except as otherwise provided in this Section 3.11, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of the conveyance and in accordance with the Servicing Standard, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise these rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under the Mortgage Note or Mortgage is not otherwise so required under the Mortgage Note or Mortgage as a condition to the transfer.



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

      If (i) the Master Servicer is prohibited by law from enforcing any due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause, or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom the property has been or is about to be conveyed, pursuant to which the person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Mortgage Loan must continue to be covered (if so covered before the Master Servicer enters into the agreement) by the applicable Required Insurance Policies.

      The Master Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with the Person, pursuant to which the original Mortgagor is released from liability and the Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.11 because of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and the Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver to the Trustee for signature and shall direct the Trustee, in writing, to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed, and the modification agreement or supplement to the Mortgage Note or Mortgage or other instruments appropriate to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to the Person. In connection with any such assumption, no material term of the Mortgage Note may be changed.

      In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each substitution, assumption, or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection with such Officer's Certificate. The Master Servicer shall notify the Trustee that any substitution or assumption agreement has been completed by forwarding to the Trustee the original of the substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part of the Mortgage File. The Master Servicer will retain any fee collected by it for entering into an assumption or substitution of liability agreement as additional master servicing compensation.

      Section 3.12 Realization Upon Defaulted Mortgage Loans.

      The Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to foreclose on or otherwise comparably convert the ownership of assets securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with the foreclosure or other conversion, the Master Servicer shall follow the Servicing Standard and shall follow the requirements of the insurer under any Required Insurance Policy. The Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines (i) that the



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restoration or foreclosure will increase the proceeds of liquidation of the
Mortgage Loan after reimbursement to itself of restoration expenses and (ii) that restoration expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any foreclosure proceedings. The Master Servicer is entitled to reimbursement of such costs and expenses from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, before acquiring the Mortgaged Property, consider the risks and only take action in accordance with its established environmental review procedures.

      With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to the REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to the REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell the REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve the REO Property in accordance with the Servicing Standard.

      The Master Servicer shall perform the tax reporting and withholding required by sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing any required tax and information returns, in the form required, and delivering the same to the Trustee for filing.

      If the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the REO Property shall only be held temporarily, shall be actively marketed for sale, and the Master Servicer shall dispose of the Mortgaged Property as soon as practicable, and in any case before the end of the third calendar year following the calendar year in which the Trust Fund acquires the property. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund.

      The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of the foreclosure would exceed the costs and expenses of bringing a foreclosure proceeding. The proceeds received from the maintenance of any REO Properties, net of reimbursement to the Master Servicer for costs incurred (including any property or other taxes) in connection with maintenance of the REO Properties and net of unreimbursed Servicing Fees, Advances, and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though the Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the Mortgage Note) and all such proceeds shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net proceeds received during any calendar month exceeds the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for the calendar month, the excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.



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      The proceeds from any liquidation of a Mortgage Loan, as well as any proceeds from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances or Servicing Fees or for any related unreimbursed Advances, as applicable; second, to reimburse the Master Servicer, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to
Section 3.09(a)(iii) that related to the Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. The Master Servicer will retain any Excess Proceeds from the liquidation of a Liquidated Mortgage Loan as additional servicing compensation pursuant to Section 3.15.

      The Master Servicer may agree to a modification of any Mortgage Loan at the request of the related Mortgagor if (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated Mortgage Loans having similar terms and (ii) the Master Servicer purchases that Mortgage Loan from the Trust Fund as described below. Upon the agreement of the Master Servicer to modify a Mortgage Loan in accordance with the preceding sentence, the Master Servicer shall purchase that Mortgage Loan and all interest of the Trustee in that Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of purchase and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to a Mortgage Loan to be repurchased pursuant to this paragraph.

      The Master Servicer shall deposit the Purchase Price for any Mortgage Loan repurchased pursuant to Section 3.12 in the Certificate Account pursuant to Section 3.06 within one Business Day after the purchase of the Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Mortgage Loan previously transferred and assigned pursuant hereto. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section, or any purchase of a Mortgage Loan by the Master Servicer in connection with a modification (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund.

      Section 3.13 Trustee to Cooperate; Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of the request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance, or release or satisfaction of



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mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The Master Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer or its designee. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

      If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale, or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.14 Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee.

      The Master Servicer shall account fully to the Trustee for any funds it receives or otherwise collects as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, the Collection Account, Distribution Account, or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment, or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

      Section 3.15 Servicing Compensation.

      As compensation for its activities hereunder, the Master Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. Notwithstanding the foregoing, the Servicing Fee payable to the Master Servicer shall be reduced by the lesser of the aggregate of the Prepayment Interest



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Shortfalls with respect to the Distribution Date and the aggregate
Compensating Interest for the Distribution Date.

      The Master Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. If the Master Servicer directly services a Mortgage Loan, the Master Servicer may retain the Servicing Fee for its own account as compensation for performing services. If a Subservicer directly services a Mortgage Loan, unless the Subservicer retains the Servicing Fee, the Master Servicer shall remit the Servicing Fee to the related Subservicer as compensation for performing services.

      Additional master servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, assumption fees, late payment charges and all income net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.06. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees of any Subservicer, payment of any premiums for hazard insurance, and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.16 Access to Certain Documentation.

      The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Certificates and Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC, and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Access shall be afforded without charge, but only upon reasonable prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.16 shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

      Section 3.17 Annual Statement as to Compliance.

      By March 1 of each year, commencing with 2005, the Master Servicer shall deliver to the Depositor and the Trustee an Officer's Certificate signed by two Servicing Officers stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on the review, the Master Servicer has fulfilled all its obligations under this Agreement throughout the year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to the officer and the nature and status thereof. The Trustee shall forward a copy of each compliance statement to each Rating Agency.

      Section 3.18 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

      By March 1 of each year, commencing with 2005, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that the firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially



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similar to this Agreement (the statement to have attached to it a schedule of the pooling and servicing agreements covered by it) and that, on the basis of its examination, conducted substantially in compliance with the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with this Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering the statement, the firm may rely, as to matters relating to direct servicing of Mortgage Loans by the subservicers, upon comparable statements for examinations conducted substantially in compliance with the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of the statement) of independent public accountants with respect to the related Subservicer. The Master Servicer shall deliver the statement to the Trustee so that the Trustee can provide copies of the statement to any Certificateholder or Certificate Owner on request at the Master Servicer's expense.

      Section 3.19 Errors and Omissions Insurance; Fidelity Bonds.

      The Master Servicer shall obtain and maintain in force (a) policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond covering its officers, employees, and agents. Each policy and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. If any policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the above requirements as of the date of the replacement.

      Section 3.20 Notification of Adjustments.

      On each Adjustment Date, the Master Servicer shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and applicable regulations. The Master Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and applicable regulations regarding interest rate adjustments. The Master Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such interest rate adjustments and the Master Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Master Servicer or the Trustee that the Master Servicer has failed to adjust or has incorrectly adjusted a Mortgage Rate or a monthly payment pursuant to the terms of the related Mortgage Note and Mortgage, the Master Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any loss caused thereby without reimbursement therefor; provided, however, the Master Servicer shall not be liable with respect to any interest rate adjustments made by any servicer prior to the Master Servicer.

      Section 3.21 Prepayment Charges.

      The Master Servicer will not waive any part of any Prepayment Charge unless the waiver relates to a default or a reasonably foreseeable default, the Prepayment Charge would cause an undue hardship to the related borrower, the Mortgaged Property is sold by the Mortgagor, the collection of any Prepayment Charge would violate any relevant law or regulation or the waiving of the Prepayment Charge would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment



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Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). The Master Servicer will not waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.



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                                 ARTICLE FOUR

              DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

      Section 4.01 Advances.

      (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section 4.01 as provided in Section 3.09. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

      (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice an "Advance Notice"; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:00 P.M., New York time on a Master Servicer Advance Date, the Trustee is entitled to immediately terminate the Master Servicer under Section 7.01, and shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency by 3:00 P.M. New York time on the related Distribution Date. If the Trustee has not terminated the Master Servicer, the Master Servicer shall reimburse the Trustee for the amount of any Advance (including interest at the Prime Rate on the day of such reimbursement published in The Wall Street Journal) on such amount, made by the Trustee pursuant to this
Section 4.01(b) not later than the second day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) subject to the limitations set forth in Section 3.05, assume all of the rights and obligations of the Master Servicer hereunder.

      (c) The Master Servicer shall, not later than the close of business on the Business Day immediately preceding each Master Servicer Advance Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on



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

the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

      Section 4.02A Priorities of Distribution on the Combined Certificates.

      (a) (1) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 1 from the Distribution Account and apply such funds to distributions on the Group 1 Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, (x) to each interest-bearing Class of Group 1 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall and (y) (1) for so long as the Group 1 Certificates are Outstanding, to the Interest Remittance Amount, the Group 1 Interest Transfer Amount for such Distribution Date and (2) commencing with the Distribution Date on which the Group 1 Certificates are no longer Outstanding, to the Uncertificated Group 1 IO Class, the Group 1 Interest Transfer Amount for such Distribution Date;

            (ii)  [reserved];

            (iii) concurrently, to each Class of Group 1 Senior Certificates as follows:

                  (A)   [reserved]; and

                  (B) on each Distribution Date, the Principal Amount for Loan Group 1, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed, sequentially, to the Class A-R and Class 1-A Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (iv)  [reserved];

      (2) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 2 from the Distribution Account and apply such funds to distributions on the Group 2 Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, (x) to each interest-bearing Class of Group 2 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall and (y) (1) for so long as the Group 2 Certificates are Outstanding, to the Interest Remittance Amount, the Group 2 Interest Transfer Amount for such Distribution Date and (2) commencing with the Distribution Date on which the Group 2 Certificates are no longer Outstanding, to the Uncertificated Group 2 IO Class, the Group 2 Interest Transfer Amount for such Distribution Date;

            (ii)  [reserved];



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

            (iii) concurrently, to each Class of Group 2 Senior Certificates as follows:

                  (A)   [reserved];

                  (B) on each Distribution Date, the Principal Amount for Loan Group 2, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed to the Class 2-A Certificates until its Class Certificate Balance is reduced to zero;

      (3) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 3 from the Distribution Account and apply such funds to distributions on the Group 3 Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group 3 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)  [reserved];

            (iii) concurrently, to each Class of Group 3 Senior Certificates as follows:

                  (A)   [reserved];

                  (B) on each Distribution Date, the Principal Amount for Loan Group 3, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed to the Class 3-A Certificates until its Class Certificate Balance is reduced to zero;

      (4) On each Distribution Date, the Trustee shall withdraw the Available Funds for Loan Group 4 from the Distribution Account and apply such funds to distributions on the Group 4 Senior Certificates in the following order and priority and, in each case, to the extent of Available Funds remaining:

            (i) concurrently, to each interest-bearing Class of Group 4 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)  [reserved];

            (iii) concurrently, to each Class of Group 4 Senior Certificates as follows:

                  (C)   [reserved];

                  (D) on each Distribution Date, the Principal Amount for Loan Group 4, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date will be distributed to the Class 4-A Certificates until its Class Certificate Balance is reduced to zero;



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

      (5) On each Distribution Date, after making the distributions described in Section 4.02A(a)(1), Section 4.02A(a)(2), Section 4.02A(a)(3) and Section 4.02A(a)(4), Available Funds from each Combined Loan Group remaining will be distributed to the Combined Senior Certificates to the extent provided in
Section 4.03.

      (6) On each Distribution Date, Available Funds from all of the Combined Loan Groups remaining after making the distributions described in Sections 4.02A(a)(1), Section 4.02A(a)(2), Section 4.02A(a)(3), Section 4.02A(a)(4) and
Section 4.05(a)(5) will be distributed to the Combined Subordinated Certificates and the Class A-R Certificates, subject to paragraph 4.02A(e) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;



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

                  (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

      (7) [reserved]; and

      (8) to the Class A-R Certificates, any remaining funds; provided, that such amounts shall not include the $100 held in trust for the Class P Certificates.

      On each Distribution Date, all amounts representing Prepayment Charges received during the related Prepayment Period will be distributed to the holders of the Class P Certificates. On the Distribution Date immediately following the expiration of the latest Prepayment Charge Period of the Mortgage Loans, the $100 held in trust for the Class P Certificates will be distributed to the holders of the Class P Certificates.

      (b) [reserved].

      (c) [reserved].

      (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Combined Certificates for such Distribution Date shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on
(x) with respect to a Class of Combined Senior Certificates, on the related Class Optimal Interest Distribution Amount and (y) with respect to a Class of Combined Subordinated Certificates on and prior to the third Senior Termination Date, the related Assumed Interest Amount for such Distribution Date or after the third Senior Termination Date, the related Class' Class Optimal Interest Distribution Amount for such Distribution Date, in each case in the absence of such Net Prepayment Interest Shortfalls and (ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Combined Mortgage Loan) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for the Combined Mortgage Loans in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Combined Mortgage Loan) incurred during the calendar month preceding the month of such Distribution Date and
(D) after the Fraud Loss Coverage Termination Date, with respect to each Combined Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Combined Mortgage Loan) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.



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

      (e) Notwithstanding the priority and allocation contained in Section 4.02A(a)(6), if, with respect to any Class of Combined Subordinated Certificates (other than the Class of Combined Subordinated Certificates with the highest priority of distribution), on any Distribution Date, the sum of the related Class Subordination Percentages of such Class and of all Classes of Combined Subordinated Certificates that have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments on the Combined Mortgage Loans will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to the Classes of Combined Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order set forth in Section 4.02A(a)(7). Notwithstanding the foregoing, the Class of Combined Subordinated Certificates then outstanding with the lowest numerical class designation shall not be a Restricted Class.

      (f) If the amount of a Realized Loss on a Combined Mortgage Loan in a Loan Group has been reduced by application of Subsequent Recoveries with respect to such Combined Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each related Class of Combined Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Combined Certificates pursuant to Section 4.05. Holders of such Combined Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

      Section 4.02B Priorities of Distribution of the Group 5 Certificates

      (a)(1) On each Distribution Date, the Trustee shall withdraw the Interest Remittance Amount from the Available Distribution Amount on deposit in the Distribution Account for that Distribution Date, and apply such funds to distributions on the specified Class of Group 5 Certificates, in each case to the extent of the Interest Remittance Amount remaining, in the following order of priority:

            (i) concurrently, to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, pro rata, the Group 5 Senior Interest Distribution Amount for each such Class; and

            (ii) sequentially, to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, the Group 5 Subordinated Interest Distribution Amount for each such Class;

            (2)   On each Distribution Date (a) prior to the Stepdown Date or
      (b) on which a Trigger Event is in effect, the Group 5 Principal Distribution Amount shall be distributed in the following order of priority:

            (i) concurrently, to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, pro rata, until their respective Class Certificate
      Balances are reduced to zero; provided, however, that if Realized Losses on the Group 5 Mortgage Loans on a Distribution Date would cause the aggregate Class Certificate Balance of the Group 5 Certificates (after taking into account all distributions to be made on such Distribution
      Date) to exceed the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to such Distribution Date), the Group 5 Senior Principal Distribution Amount shall be distributed first, concurrently, to the Class



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

      5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and second, to the Class 5-A-3 Certificates, until its Class Certificate Balance is reduced to zero;

            (ii) sequentially, to the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (iii) for application as part of Net Monthly Excess Cashflow for such Distribution Date to the extent provided in Section 4.02B(a)(C);

            (3) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 5 Principal Distribution Amount shall be distributed sequentially, in the following amounts and order of priority:

            (i) concurrently, to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, pro rata, in an amount up to the Group 5 Senior Principal Distribution Amount, until their respective Class Certificate Balances are reduced to zero; provided, however, that if Realized Losses on the Group 5 Mortgage Loans on a Distribution Date would cause the aggregate Class Certificate Balance of the Group 5 Certificates (after taking into account all distributions on such Distribution Date) to exceed the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the last day of the related Due Period (after giving effect to Principal Prepayments in the Prepayment Period related to such Distribution Date), the Group 5 Senior Principal Distribution Amount shall be distributed first, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and second, to the Class 5-A-3 Certificates, until its Class Certificate Balance is reduced to zero;

            (ii) to the Class 5-M-1 Certificates, the Class 5-M-1 Principal Distribution Amount, until its Class Certificate Balance is reduced to zero;

            (iii) to the Class 5-M-2 Certificates, the Class 5-M-2 Principal Distribution Amount, until its Class Certificate Balance is reduced to zero;

            (iv) to the Class 5-M-3 Certificates, the Class 5-M-3 Principal Distribution Amount, until its Class Certificate Balance is reduced to zero;

            (v) to the Class 5-M-4 Certificates, the Class 5-M-4 Principal Distribution Amount, until its Class Certificate Balance is reduced to zero;

            (vi) to the Class 5-M-5 Certificates, the Class 5-M-5 Principal Distribution Amount, until its Class Certificate Balance is reduced to zero; and

            (vii) for application as part of Net Monthly Excess Cashflow for such Distribution Date to the extent provided in Section 4.02B(a)(C);

      (4) On each Distribution Date the Net Monthly Excess Cashflow for such Distribution Date shall be distributed in the following order of priority, in each case to the extent of the amounts remaining:

            (i) to fund the Extra Principal Distribution Amount for that Distribution Date to be paid as a component of Group 5 Principal Distribution Amount in the same order of priority set



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      forth above in Section 4.02B(a)(A) or Section 4.02B(a)(B), as applicable, in each case after application of the distributions to the Group 5 Certificates on that Distribution Date pursuant to Section 4.02B(a)(A) or Section 4.02B(a)(B), as applicable;

            (ii) to the Class 5-M-1 Certificates, the related Unpaid Realized Loss Amount for that Class;

            (iii) to the Class 5-M-2 Certificates, the related Unpaid Realized Loss Amount for that Class;

            (iv) to the Class 5-M-3 Certificates, the related Unpaid Realized Loss Amount for that Class;

            (v) to the Class 5-M-4 Certificates, the related Unpaid Realized Loss Amount for that Class;

            (vi) to the Class 5-M-5 Certificates, the related Unpaid Realized Loss Amount for that Class;

            (vii) to the Class 5-A Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (viii) to the Class 5-M-1 Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (ix) to the Class 5-M-2 Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (x) to the Class 5-M-3 Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (xi) to the Class 5-M-4 Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (xii) to the Class 5-M-5 Certificates, the related Basis Risk Carry Forward Amount for that Class;

            (xiii) to the Reserve Fund, the amount of any Basis Risk Carry Forward Amount for such Distribution Date remaining unpaid after the application of the Interest Rate Cap Agreement Payments on that Distribution Date pursuant to Section 4.07;

            (xiv) to the Holders of the Class 5-C Certificates, the Class 5-C Distributable Amount;

            (xv) following an optional termination of the Group 5 Mortgage Loans, to the Uncertificated Group 1 IO Class and Uncertificated Group 2 IO Class, the cumulative sum of all Group 1 Interest Transfer Amounts and Group 2 Interest Transfer Amounts, respectively, for all previous Distribution Dates and the current Distribution Date; and

            (xvi) to the Holders of the Class A-R Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term or any Distribution Date thereafter, then any such remaining



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      amounts, together with the Class P Distribution Amount, will be distributed first, to the Holders of the Class P Certificates, until the Class Certificate Balance thereof has been reduced to zero; and second, to the Holders of the Class A-R Certificates.

      Distributions pursuant to subclauses (vii) through (xii) of this Section 4.02B(a)(C) on any Distribution Date will be made after giving effect to any withdrawals from the Reserve Fund on such date to pay Basis Risk Carry Forward Amounts and, with respect to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, withdrawals from the related Interest Rate Cap Account to pay any related Basis Risk Carry Forward Amounts. Amounts on deposit in the applicable Interest Rate Cap Account from payments on the Class 5-A-1 Interest Rate Cap Agreement, Class 5-A-2 Interest Rate Cap Agreement and Class 5-A-3 Interest Rate Cap Agreement will only be available to pay Basis Risk Carry Forward Amounts on the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, respectively. Distributions pursuant to subclauses (ii) through (vi) of this
Section 4.02B(a)(C) on any Distribution Date will be made after giving effect to any withdrawals from the Interest Rate Cap Accounts on such date to pay Unpaid Realized Loss Amounts.

      On each Distribution Date, the Class P Distribution Amount received during the related Prepayment Period will be distributed to the Holders of the Class P Certificates.

      (b) On each Distribution Date, the Interest Remittance Amount for each Class of Group 5 Certificates for such Distribution Date shall be reduced by the related Class' pro rata share of Net Prepayment Interest Shortfalls.

      (c) If the amount of a Realized Loss on a Group 5 Mortgage Loan has been reduced by application of Subsequent Recoveries with respect to such Group 5 Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each related Class of Group 5 Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Group 5 Certificates pursuant to Section 4.05. Holders of such Group 5 Certificates will not be entitled to any payment in respect of the Interest Remittance Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

      For the avoidance of doubt, Section 4.02B(a)(C) is intended to cause the Class 5-C Certificates to receive from amounts remaining after the application of all other clauses of Section 4.02B(a)(C) preceding it, an amount up to the sum of the Class 5-C Distributable Amount for that Distribution Date and any Class 5-C Distributable Amounts remaining unpaid from prior Distribution Dates and the Trustee shall construe Section 4.02B(a)(C) as necessary so as to accomplish such result.

      Section 4.03 Cross-Collateralization of the Combined Loan Groups; Adjustments to Available Funds.

      (a) With respect to the Combined Certificates, on each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, but after a Senior Termination Date, the Trustee shall distribute the principal portion of Available Funds on the Combined Mortgage Loans relating to such Combined Senior Certificates that will have been paid in full, to the Holders of the Combined Senior Certificates of the other Combined Certificate Groups, pro rata, based on their Class Certificate Balances, provided, however, that the Trustee shall not make such distribution on such Distribution Date if (a) the Aggregate Subordinated Percentage for such Distribution Date is greater than or equal to 200% of such Aggregate Subordinated Percentage as of the Closing Date and (b) the



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average Stated Principal Balance of the Combined Mortgage Loans in each
Combined Loan Group Delinquent 60 days or more over the last six months, as a percentage of the aggregate Class Certificate Balance of the Combined Subordinated Certificates, is less than 50%.

      (b) If on any Distribution Date the Class Certificate Balance of the Combined Senior Certificates in a Combined Senior Certificate Group is greater than the aggregate Stated Principal Balance of the Combined Mortgage Loans in the corresponding Combined Loan Group (any such Loan Group, the "Undercollateralized Group"), then the Trustee shall reduce the Available Funds of the other Combined Loan Group(s) that are not undercollateralized (the "Overcollateralized Group"), as follows:

            (i) to add to the Available Funds of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the payment received by the Undercollateralized Group at the Weighted Average
      Adjusted Net Mortgage Rate applicable to the Undercollateralized Group and (b) Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.02A; and

            (ii) to the Senior Certificates of the Undercollateralized Group, to the extent of the principal portion of Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.02A, until the Class Certificate Balance of the Senior Certificates of such Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group.

         If more than one Overcollateralized Group exists on any Distribution Date, reductions in the Available Funds of such groups to make payments required to be made pursuant to this Section 4.03 on such Distribution Date shall be made pro rata, based on the amount of remaining Available Funds for each such Overcollateralized Group. If more than one Undercollateralized Group exists on any Distribution Date, the payments required to be made pursuant to this Section 4.03 on such Distribution Date shall be made pro rata, based on the amount of payments to be made to the Undercollateralized Groups.

      Section 4.04 [Reserved].

      Section 4.05 Allocation of Realized Losses.

      (a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses, including Excess Losses experienced on the Combined Mortgage Loans, with respect to each related Distribution Date, separately identifying the Realized Losses on the Mortgage Loans in each Loan Group.

      (b) Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) any Applied Loss Amounts on the Group 5 Mortgage Loans shall be allocated first to the Class 5-C Certificates, until its Class Certificate Balance is reduced to zero, and second, to the Group 5 Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Group 5 Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero; and



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            (ii)  (A) any Realized Loss (other than any Excess Loss) on the
      Combined Mortgage Loans in a Loan Group shall be allocated first to the Combined Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Combined Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Classes of Combined Senior Certificates of the related Senior Certificate Group, pro rata on the basis of their respective Class Certificate Balances, in each case immediately prior to the related Distribution Date, until the respective Class Certificate Balance of each such Class is reduced to zero.

            (B) Excess Losses on the Mortgage Loans in a Combined Loan Group shall be allocated pro rata among the Classes of Combined Senior Certificates of the related Senior Certificate Group and the Combined Subordinated Certificates as follows: (i) in the case of the Combined Senior Certificates, the Senior Percentage of such Excess Losses shall be allocated among the Classes of Combined Senior Certificates in the related Senior Certificate Group pro rata on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date and (ii) in the case of the Combined Subordinated Certificates, the Subordinated Percentage of such Excess Loss shall be allocated among the Classes of Combined Subordinated Certificates pro rata based on each Class' share of the Assumed Balance of the related Combined Loan Group immediately prior to the related Distribution Date; provided, however, on any Distribution Date after the third Senior Termination Date for a Combined Senior Certificate Group, such Excess Losses on the Combined Mortgage Loans in the related Loan Group shall be allocated to the Combined Subordinated Certificates on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date; provided further, however, on any Distribution Date on and after the Senior Credit Support Depletion Date, any Excess Loss shall be allocated, pro rata, among the Classes of Combined Senior Certificates (other than any Notional Amount Certificates) based on their respective Class Certificate Balances immediately prior to the related Distribution Date.

      (c) (i) The Class Certificate Balance of the Class of Combined Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate Class Certificate Balance of all outstanding Classes of Combined Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on the Combined Mortgage Loans on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Combined Mortgage Loans for the following Distribution Date (after giving effect to Principal Prepayments).

           (ii) The Class Certificate Balance of the Class of Group 5 Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate Class Certificate Balance of all outstanding Classes of Group 5 Certificates (after giving effect to the distribution of principal and the allocation of Applied Loss Amounts on the Group 5 Mortgage Loans on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Group 5 Mortgage Loans for the following Distribution Date. For the avoidance of doubt, no reductions will be made on the Class Certificate Balance of each Class of Group 5 Senior Certificates in respect of Realized Losses on the Group 5 Mortgage Loans.

      (d) Any Realized Loss allocated to a Class of Combined Certificates or any Unpaid Realized Loss Amounts allocated to a Class of Group 5 Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.05(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.



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

      (e) Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.05(b) shall be accomplished by reducing the Certificate Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of Certificate Balance.

      (f) For the avoidance of doubt, no Realized Losses will be allocated to the Class P Certificates.

      Section 4.06 Monthly Statements to Certificateholders.

      (a) Not later than each Distribution Date, the Trustee shall prepare and make available on its website at https://www.tss.db.com/invr to each Certificateholder, the Master Servicer and the Depositor a statement for the related distribution of:

            (i) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount of the distribution allocable to interest, any Class Unpaid Interest Amounts included in the distribution and any remaining Class Unpaid Interest Amounts after giving effect to the distribution;

            (iii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

            (iv) the Class Certificate Balance or Notional Amount of each Class of Certificates after giving effect to the distribution of principal on the Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) each Senior Percentage and each Subordinated Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fees paid to or retained by the Master Servicer or Subservicer (with respect to the Subservicers, in the aggregate) and the amounts of any additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds or other similar charges or fees and items with respect to the Distribution Date;

            (viii) the Pass-Through Rate for each Class of Certificates as of the day before the preceding Distribution Date;

            (ix) the Pass-Through Rate for each Class of Certificates, if adjusted from the date of the last monthly statement, expected to be applicable on the next Distribution Date.

            (x) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

            (xi) the number and aggregate principal amounts of Mortgage Loans in each Loan Group and in the aggregate (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3)
      61 to 90 days, and (4) 91 or more days and (B) in foreclosure and



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      delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days, and
      (4) 91 or more days, as of the close of business on the last day of the calendar month preceding the Distribution Date;

            (xii) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments

                   (A) due on all Outstanding Mortgage Loans in each Loan Group and in the aggregate on each of the Due Dates in each such month and

                   (B) delinquent 60 days or more on each of the Due Dates in each such month;

            (xiii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date and the date of acquisition thereof;

            (xiv) the total number and principal balance of any REO Properties in each Loan Group and in the aggregate (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

            (xv) each Senior Prepayment Percentage and Subordinated Prepayment Percentage for such Distribution Date;

            (xvi) the aggregate amount of Realized Losses in each Loan Group and in the aggregate incurred and Subsequent Recoveries, if any, received during the preceding calendar month and aggregate Realized Losses through such Distribution Date;

            (xvii) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

            (xviii) the amount received by the Trustee pursuant to each Interest Rate Cap Agreement from the Cap Counterparty with respect to that Distribution Date; and

            (xix) with respect to the second Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delay Delivery Mortgage Loans.

      The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer.

      By each Determination Date the Master Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02A and Section 4.02B and any other information on which the Master Servicer and the Trustee mutually agree.

      (b) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule IV.



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      (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

      Section 4.07 Interest Rate Cap Agreements.

      (a) The Depositor hereby directs and authorizes the Trustee, solely in its capacity as Trustee under this Agreement and not in its individual capacity, to execute and deliver each of the Interest Rate Cap Agreements concurrently with the execution and delivery of this Agreement. Except as may be directed by the Depositor or by Holders of 51% of the Percentage Interests of a Class of Certificates that have the benefit of an Interest Rate Cap Agreement, the Trustee shall have no duty or responsibility to enter into any other interest rate cap contract or agreement upon the expiration or termination of any of the Interest Rate Cap Agreements. The Interest Rate Cap Agreements will be assets of the Trust Fund but will not be assets of any REMIC. The Trustee shall deposit any amounts received from the Cap Counterparty with respect to the Interest Rate Cap Agreements into the related Interest Rate Cap Account.

      (b) The Trustee will prepare and deliver any notices required to be delivered to the Cap Counterparty under any Interest Rate Cap Agreement.

      (c) The Trustee shall terminate an Interest Rate Cap Agreement upon the occurrence of an event of default under that Interest Rate Cap Agreement of which a Responsible Officer of the Trustee has actual knowledge. Upon such a termination, the Cap Counterparty may be required to pay an amount to the Trustee in respect of market quotations for the replacement cost of the related Interest Rate Cap Agreement.

      (d) On each Distribution Date, following the distribution of any amounts in respect of interest pursuant to Section 4.02B(a)(5)(C)(xii), the Trustee shall distribute amounts on deposit in the Interest Rate Cap Accounts as follows:

            (i) Amounts on deposit in the Class 5-A-1 Interest Rate Cap Account will be distributed in the following order of priority:

                  (A) to the Class 5-A-1 Certificates, any applicable Basis Risk Carry Forward Amount, prior to giving effect to any withdrawals from the Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls under Section 4.02B(a)(C) on such Distribution Date; and

                  (B) the pro rata share of the Class 5-A-1 Certificates, based on the amount remaining on deposit in the Class 5-A-1 Interest Rate Cap Account as a percentage of the aggregate amounts remaining in all of the Interest Rate Cap Accounts (in each case after payments in respect of Basis Risk Carry Forward Amounts on the related Class of Certificates), of the remaining amounts on deposit in the Class 5-A-1 Interest Rate Cap Account, in the following order of priority:

                        first, to the Group 5 Principal Remittance Amount (up
                  to the amount of Realized Losses on the Group 5 Mortgage Loans incurred during the related Due Period); and



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                        second, sequentially, to the Class 5-M-1, Class 5-M-2,
                  Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable Unpaid Realized Loss Amount prior to giving effect to amounts available to be paid in respect of such Unpaid Realized Loss Amounts as described under
                  Section 4.02B(a)(B) on such Distribution Date,

            (ii) Amounts on deposit in the Class 5-A-2 Interest Rate Cap Account, will be distributed in the following order of priority:

            (A) to the Class 5-A-2 Certificates, any applicable Basis Risk Carry Forward Amount, prior to giving effect to any withdrawals from the Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls under Section 4.02B(a)(C) on such Distribution Date;

            (B) the pro rata share of the Class 5-A-2 Certificates, based on the amount remaining on deposit in the Class 5-A-2 Interest Rate Cap Account as a percentage of the aggregate amounts remaining in all of the Interest Rate Cap Accounts (in each case after payments in respect of Basis Risk Carry Forward Amounts on the related Class of Certificates), of the remaining amounts on deposit in the Class 5-A-2 Interest Rate Cap Account, in the following order of priority:

                  first, to the Group 5 Principal Remittance Amount, up to the amount of Realized Losses on the Group 5 Mortgage Loans incurred during the related Due Period; and

                  second, sequentially, to the Class 5-M-1, Class 5-M-2, Class
            5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable Unpaid Realized Loss Amount prior to giving effect to amounts available to be paid in respect of such Unpaid Realized Loss Amounts as described under Section 4.02B(a)(B) on such Distribution Date; and

            (iii) Amounts on deposit in the Class 5-A-3 Interest Rate Cap Account will be distributed in the following order of priority:

            (A) to the Class 5-A-3 Certificates, any applicable Basis Risk Carry Forward Amount, prior to giving effect to any withdrawals from the Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls under Section 4.02B(a)(C) on such Distribution Date;

            (B) the pro rata share of the Class 5-A-3 Certificates, based on the amount remaining on deposit in the Class 5-A-3 Interest Rate Cap Account as a percentage of the aggregate amounts remaining in all of the Interest Rate Cap Accounts (in each case after payments in respect of Basis Risk Carry Forward Amounts on the related Class of Certificates), of the remaining amounts on deposit in the Class 5-A-3 Interest Rate Cap Account, in the following order of priority:

                  first, to the Group 5 Principal Remittance Amount, up to the amount of Realized Losses on the Group 5 Mortgage Loans incurred during the related Due Period; and

                  second, sequentially, to the Class 5-M-1, Class 5-M-2, Class
            5-M-3, Class 5-M-4 and Class 5-M-5 Certificates, in that order, any applicable Unpaid Realized Loss Amount prior to giving effect to amounts available to be paid in respect of such Unpaid Realized Loss Amounts as described under Section 4.02B(a)(B) on such Distribution Date.



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      (e) Amounts paid under an Interest Rate Cap Agreement not used on any
Distribution Date to pay Basis Risk Shortfalls on the related Class of Certificates, Realized Losses on the Group 5 Mortgage Loans or Unpaid Realized Loss Amounts on the Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates will remain on deposit in the related Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described in Section 4.07(d). However, at no time will the amount on deposit in the Interest Rate Cap Account exceed the related Deposit Amount. Any amount on deposit in any Interest Rate Cap Account in excess of the related Deposit Amount will be released to the Class 5-C Certificateholders.

      Section 4.08 Determination of Pass-Through Rates for LIBOR Certificates.

      On each LIBOR Determination Date so long as the LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date.

      (a) If LIBOR cannot be determined as provided in the first paragraph of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

      (b) LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates will be established by the Trustee on each LIBOR Determination Date as follows:

            (i) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period for a Class of LIBOR Certificates shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

            (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.



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      (c) Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

      (d) The Pass-Through Rate for each Class of LIBOR Certificates for each related Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

      (e) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or
(ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this
Section 4.08.

      (f) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.



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                                 ARTICLE FIVE

                               THE CERTIFICATES

      Section 5.01 The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples of $1,000 in excess thereof (except that one Certificate in each Class may be issued in a different amount which must exceed the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days before the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

      The Trustee shall execute the Certificates by the manual or facsimile signature of an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized before the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide the Trustee, on a continuous basis with an adequate inventory of Certificates to facilitate transfers.

      Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall maintain, in accordance with Section 5.06, a Certificate Register for the Trust Fund in which, subject to subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. A written instrument of transfer in form satisfactory to the Trustee duly executed by the holder of a Certificate or his attorney duly authorized in writing shall accompany every Certificate presented or surrendered for registration of transfer or exchange.

      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

      (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. If a transfer is to be made in reliance on an exemption from the Securities Act and such state securities laws, to assure compliance with the Securities Act and such state securities laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and deliver to the Trustee either (i) a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) at the expense of the transferor, an Opinion of Counsel that the transfer may be made without registration under the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by that Holder, information regarding the related Certificates and the Mortgage Loans and any other information necessary to satisfy the condition to eligibility in Rule 144A(d)(4) for transfer of the Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans, and other matters regarding the Trust Fund as the Depositor reasonably requests to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect a transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (if the Certificate is a Private Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, and if the Certificate is a Residual Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (x) the transferee is not an employee benefit plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer, or (y) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee and the Master Servicer, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code and will not subject the Trustee or the Master



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Servicer to any obligation in addition to those expressly undertaken in this
Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, if the appropriate representation letter or Opinion of Counsel referred to in the preceding sentence is not furnished, the representation in clause
(i)above, shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. If the representation is violated, or any attempt is made to transfer to a plan or arrangement subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without the Opinion of Counsel described above, the attempted transfer or acquisition shall be void.

      To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form of Exhibit I.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not



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      obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

      (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing the Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.



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      If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

      Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Trustee, or (b) the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Certificate and the Master Servicer and the Trustee receive the security or indemnity required by them to hold each of them harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, countersign, and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like Class, tenor, and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found at any time.

      Section 5.04 Persons Deemed Owners.

      The Master Servicer, the Trustee, and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

      Section 5.05 Access to List of Certificateholders' Names and Addresses.

      If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such



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Certificateholders and/or Certificate Owners propose to transmit, or if the
Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee. The Depositor and every Certificateholder and/or Certificate Owner, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable because of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 5.06 Maintenance of Office or Agency.

      The Trustee will maintain at its expense an office or offices or agency or agencies in New York City located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.



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                                 ARTICLE SIX

                     THE DEPOSITOR AND THE MASTER SERVICER

      Section 6.01 Respective Liabilities of the Depositor and the Master Servicer.

      The Depositor and the Master Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

      Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer.

      The Depositor and the Master Servicer will each keep in full effect their existence and their rights and franchises as a corporation and a federal savings bank, respectively, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

      Section 6.03 Limitation on Liability of the Depositor, the Seller, the Master Servicer, and Others.

      None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or because of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred because of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or because of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any



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obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Master Servicer may in its discretion undertake any such action that it may deem appropriate in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

      Section 6.04 Limitation on Resignation of the Master Servicer.

      The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading, qualification or withdrawal of the rating of any of the Certificates or (b) upon determination that its duties under this Agreement are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations under this Agreement.



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                                ARTICLE SEVEN

                                    DEFAULT

      Section 7.01 Events of Default.

      "Event of Default," wherever used in this Agreement, means any one of the following events:

      (a) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made by it under this Agreement, which failure continues unremedied for five days after the date on which written notice of the failure has been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests of the Class; or

      (b) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders and continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Percentage Interests of the Class; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

      (d) the Master Servicer shall consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

      (e) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (f) the Master Servicer shall fail (i) to make an Advance on the Master Servicer Advance Date or (ii) to reimburse in full the Trustee within two days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b).

      If an Event of Default described in clauses (a) through (f) of this
Section 7.01 occurs, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates of any Class evidencing not less than 66 2/3% of the Percentage Interests of the Class, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall make any Advance that the



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Master Servicer failed to make subject to Section 3.05, whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article
VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans. If the Master Servicer fails to make any Advance required under Section 4.01 of this Agreement, thereby triggering an Event of Default described in clause (f) of this Section 7.01, the Trustee shall make such Advance on that Distribution Date.

      Notwithstanding any termination of the activities of the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due before the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.09(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose before the termination of its activities hereunder.

      Section 7.02 Trustee to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder, including, if the Master Servicer was receiving the Servicing Fee, the Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred before termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately before such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as provided above, subject to section 3.03 and unless prohibited by law. In connection with such appointment and assumption, the Trustee may



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make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no case shall the rate of such compensation exceed the Servicing Fee Rate. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder because of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

      In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to this Agreement.

      Section 7.03 Notification to Certificateholders.

      (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.



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                                ARTICLE EIGHT

                            CONCERNING THE TRUSTEE

      Section 8.01 Duties of the Trustee.

      The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order, or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that, unless an Event of Default known to the Trustee has occurred and is continuing,

      (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

      (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

      (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

      Section 8.02 Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:

      (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the



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Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

      (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

      (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

      (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

      (h) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

      (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

      (j) the Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Trustee does not guarantee the performance of any Permitted Investment; and

      (k) the Trustee shall not knowingly take any action that would cause the Trust Fund to fail to qualify as a qualifying special purpose entity.



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      In order to comply with its duties under the U.S.A. Patriot Act, the
Trustee shall obtain and verify certain information and documentation from the other parties to this Agreement, including, but not limited to, such parties' name, address, and other identifying information.

      Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

      Except as provided in Section 2.01(c), the Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer). The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS(R) System other than with respect to the Trustee's execution and counter-signature of the Certificates.

      The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

      Section 8.04 Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

      Section 8.05 Trustee's Fees and Expenses.

      As compensation for its activities under this Agreement, on each Distribution Date the Trustee may withdraw from the Distribution Account the Trustee Fee for that Distribution Date. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Master Servicer against any loss, liability, or expense (including reasonable attorney's fees) resulting from any error in any tax or information return prepared by the Master Servicer or incurred in connection with any claim or legal action relating to this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Master Servicer shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to



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            (A)   the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates,

            (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement, and

            (C) printing and engraving expenses in connection with preparing any Definitive Certificates.

Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or Paying Agent under this Agreement or for any other expenses.

      Section 8.06 Eligibility Requirements for the Trustee.

      The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

      Section 8.07 Resignation and Removal of the Trustee.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with
Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible in accordance with
Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one



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copy of which shall be delivered to the Trustee, one copy to the Master
Servicer and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

      Section 8.08 Successor Trustee.

      Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

      No successor trustee shall accept appointment as provided in this
Section 8.08 unless, at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates.

      Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 8.09 Merger or Consolidation of the Trustee.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10 Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees,



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of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider appropriate. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

      (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

      (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

      (d) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.



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      Section 8.11 Tax Matters.

      It is intended that the assets with respect to which one or more REMIC elections pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each REMIC created under this Agreement and that in such capacity it shall:

      (a) prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) with respect to each REMIC created hereunder and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC described in the Preliminary Statement, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

      (b) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

      (c) make an election that each REMIC created under this Agreement be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

      (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the Prepayment Assumption (as defined in the Prospectus Supplement);

      (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

      (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as any REMIC created under this Agreement under the REMIC Provisions;

      (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC created under this Agreement;

      (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);



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      (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

      (j) maintain records relating to each REMIC created under this Agreement, including the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

      (k) as and when necessary and appropriate, represent each REMIC created under this Agreement in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

      To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      If any tax is imposed on "prohibited transactions" (as defined in section 860F(a)(2) of the Code) of any REMIC created under this Agreement, on the "net income from foreclosure property" of any REMIC created under this Agreement as defined in section 860G(c) of the Code, on any contribution to any REMIC created under this Agreement after the Startup Day pursuant to section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any REMIC created hereunder pursuant to sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03, or (iv) in all other cases, or if the Trustee, the Master Servicer, or the Seller fails to honor its obligations under the preceding clauses (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

      Section 8.12 Periodic Filings.

      Beginning with the first Distribution Date, the Trustee, pursuant to written instructions of the Depositor (which instructions shall be deemed to be this Section 8.12), shall prepare and file all periodic reports required under the Exchange Act in conformity with the terms of the relief granted to issuers similar to the Trust Fund. The Trustee shall execute the Form 8-Ks pursuant to a limited power of attorney from the Depositor which shall terminate upon written notice from the Depositor or the termination of this Agreement. In connection with the preparation and filing of such periodic reports, the



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Depositor and the Master Servicer shall timely provide to the Trustee all material information available to them that is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them (including any certification required pursuant to Section 3.02(a) of the Sarbanes-Oxley Act of 2002 and any regulations promulgated thereunder (the "Required Certifications")) and otherwise reasonably shall cooperate with the Trustee. The Depositor shall execute the Form 10-Ks and the Required Certifications. The Trustee shall have no responsibility for making any of the Required Certifications; provided, however, that upon the request of the Master Servicer or the Depositor in connection with the delivery of the Required Certifications on behalf of the Trust Fund, the Trustee shall furnish to the Master Servicer or the Depositor, as applicable, a certificate signed by an officer of the Trustee (the "Trustee Certification"), which is attached as Exhibit O to this Agreement. The Trustee shall indemnify and hold harmless the Master Servicer and the Depositor, their respective officers and directors from and against any and all losses, claims, expenses, damages or liabilities, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Trustee Certification. The Trustee shall prepare the Form 10-K and provide such to the Depositor by March 10th of each year, commencing in 2005. The Depositor shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Trustee no later than five Business Days following its receipt from the Trustee.

      Prior to January 30th of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file under the Exchange Act a Form 15D Suspension Notification with respect to the Trust Fund. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

      The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Master Servicer against any loss, liability, or expense (including reasonable attorney's fees) incurred in connection with any claim or legal action relating to the preparation of the Required Certification, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties under this Agreement or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.



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                                 ARTICLE NINE

                                  TERMINATION

      Section 9.01 Termination upon Liquidation or Purchase of the Mortgage
Loans.

      Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer, and the Trustee created hereby shall terminate upon the earlier of

      (a) the purchase by the Master Servicer of all Combined Mortgage Loans (and related REO Properties) or Group 5 Mortgage Loans (and related REO Properties) at the price equal to the sum of

            (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate less any amounts collected by the Master Servicer representing principal and interest due after the related Due Date,

            (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate and

            (iii) any costs and damages incurred by the Trust Fund in connection with any violation by each Mortgage Loan of any predatory or abusive lending law and

      (b) the later of

            (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan and the disposition of all REO
      Property and

            (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

      The right to purchase all Combined Mortgage Loans and related REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of those Combined Mortgage Loans, at the time of any such repurchase, aggregating less than ten percent (10%) of the aggregate Stated Principal Balance of the Combined Mortgage Loans as of the Cut-off Date. The Master Servicer shall effect any such repurchase by depositing the purchase price, as calculated above, as of the month preceding the date on which such purchase price shall be distributed to Certificateholders into the Certificate Account.

      The right to purchase all Group 5 Mortgage Loans and related REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of the Group 5 Mortgage Loans, at the time of any such repurchase, aggregating less than ten percent (10%) of the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the Cut-off Date. The Master Servicer shall effect any such repurchase by depositing the purchase price, as calculated above, as of the month



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

preceding the date on which such purchase price shall be distributed to Certificateholders into the Certificate Account.

      Section 9.02 Final Distribution on the Certificates.

      If on any Determination Date the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Master Servicer elects to terminate the Trust Fund with respect to the Combined Mortgage Loans or the Group 5 Mortgage Loans, as applicable, pursuant to clause (a) of Section 9.01, no later than the 15th day of the month preceding the month of the final Distribution Date the Master Servicer shall notify the Depositor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund with respect to the Combined Mortgage Loans or the Group 5 Mortgage Loans, as applicable, and of the applicable repurchase price of the applicable Mortgage Loans and related REO Properties.

      Notice of any termination of the Trust Fund with respect to the Combined Mortgage Loans or Group 5 Mortgage Loans, as applicable, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the last day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Combined Certificates or Group 5 Certificates, as applicable, will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

      If this notice is given, the Master Servicer shall cause all funds in the Certificate Account with respect to the Combined Mortgage Loans or Group 5 Mortgage Loans, as applicable, to be remitted to the Trustee for deposit in the Distribution Account on the Business Day before the applicable Distribution Date in an amount equal to the final distribution in respect of the Combined Certificates or Group 5 Certificates, as applicable. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02A or
Section 4.02B, as applicable, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, its Certificate Balance plus for each such Class accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, any amount remaining on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder solely for the purpose of receiving distributions and for no other purpose until the termination of the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee hereunder in accordance with Article Nine. The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or Notional Amounts set forth in the Preliminary Statement upon liquidation of the Trust Fund.

      If any affected Certificateholder does not surrender its Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, then the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

      Section 9.03 Additional Termination Requirements.

      (a) If the Master Servicer exercises its purchase option with respect to the Combined Mortgage Loans or Group 5 Mortgage Loans, as applicable, as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section
9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC created hereunder as defined in section 860F of the Code, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (b) The Trustee shall sell all of the related assets of the Trust Fund to the Master Servicer, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each REMIC created under this Agreement.

      (c) The Trustee shall attach a statement to the final federal income tax return for each REMIC created under this Agreement stating that pursuant to Treasury Regulation ss. 1.860F-1, the first day of the 90-day liquidation period for such REMIC was the date on which the Trustee sold the assets of the Trust Fund to the Master Servicer.

                                 ARTICLE TEN

                           MISCELLANEOUS PROVISIONS

      Section 10.01 Amendment.

      This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement, (iii) to conform this Agreement to the Prospectus Supplement, (iv) to add to the duties of the Depositor, the Seller or the Master Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising under this Agreement, or (vii) to modify, alter, amend, add to, or rescind any of the terms or provisions contained in this Agreement.

      No action pursuant to clauses (v), (vi) or (vii) above may, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder. The amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading, qualification or withdrawal of the respective ratings then assigned to the Certificates. Any such letter in and of itself will not represent a determination as to the materiality of any amendment and will represent a determination only as to the credit issues affecting any rating. Each party to this Agreement agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above.

      The Trustee, the Depositor, and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to the extent necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC created under this Agreement pursuant to the Code that would be a claim at any time before the final redemption of the Certificates, or (iii) comply with any other requirements of the Code, if the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that the action is necessary or helpful for one of the foregoing purposes.

      This Agreement may also be amended from time to time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates. No amendment shall

      (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate,

      (ii) amend, modify, add to, rescind, or alter in any respect Section 10.13, notwithstanding any contrary provision of this Agreement, without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests), or

      (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under this Agreement or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) because the Trust Fund is required to be a Qualifying Special Purpose Entity (as that term is defined in Statement of Financial Accounting Standards No. 140 ("SFAS 140"), in order for the Seller to continue to account for the transfer of the Mortgage Loans under this Agreement as a sale under SFAS 140, prior to the parties hereto entering into such an amendment, the Trustee shall receive an Officer's Certificate, which shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause the Trust Fund to fail to qualify as a Qualifying Special Purpose Entity.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

      Section 10.02 Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.03 Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.04 Intention of Parties.

      It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, if, notwithstanding the intent of the parties, the assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the UCC and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or
(ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

      The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

      Section 10.05 Notices.

      (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

      1. Any material change or amendment to this Agreement;

      2. The occurrence of any Event of Default that has not been cured;

      3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

      4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

      5. The final payment to Certificateholders.

      In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

      1. Each report to Certificateholders described in Section 4.06;

      2. Each annual statement as to compliance described in Section 3.17;

      3. Each annual independent public accountants' servicing report described in Section 3.18; and

      4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02,
2.03 or 3.11.

      (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: John Olinski; (b) in the case of the Master Servicer, IndyMac Bank, F.S.B., 155 North Lake Avenue, Pasadena, California 91101, Attention: Michael W. Perry or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing;
(c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Mortgage Administration IN04A9, Series 2004-AR9, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

      Section 10.06 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.07 Assignment

      Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

      Section 10.08 Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created by this Agreement, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

      No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties to this Agreement, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party because of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of this Section 10.08, each Certificateholder and the Trustee shall be entitled to any relief that can be given either at law or in equity.

      Section 10.09 Inspection and Audit Rights.

      The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the Subservicer.

      Section 10.10 Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

      Section 10.11 Official Record.

      The Seller agrees that this Agreement is and shall remain at all times before the time at which this Agreement terminates an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act.

      Section 10.12 Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the trust created by this Agreement is not authorized and has no power to:

      (1) borrow money or issue debt;

      (2) merge with another entity, reorganize, liquidate or sell assets;

      (3) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid in full.

      Section 10.13 Qualifying Special Purpose Entity.

      Notwithstanding any contrary provision of this Agreement, the Trust Fund shall not hold any property or engage in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles.

                                 * * * * * *

      IN WITNESS WHEREOF, the Depositor, the Trustee, and the Seller and Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    INDYMAC MBS, INC.
                                       as Depositor


                                    By:   /s/ Isaac Carrillo
                                        --------------------------------------
                                          Name: Isaac Carrillo
                                          Title: Vice President



                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                    By:   /s/ Brent Hoyler
                                        --------------------------------------
                                          Name: Brent Hoyler
                                          Title: Associate



                                    By:   /s/ Ronaldo Reyes
                                        --------------------------------------
                                          Name: Ronaldo Reyes
                                          Title: Assistant Vice President



                                    INDYMAC BANK, F.S.B.
                                       as Seller and Master Servicer


                                    By:         /s/ Andy Sciandra
                                        --------------------------------------
                                          Name: Andy Sciandra
                                          Title: Senior Vice President

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF Los Angeles     )

      On this 28th day of September, 2004, before me, personally appeared Isaac Carrillo, known to me to be a Vice President of IndyMac MBS, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          /s/ Nermine G. Azer
                                          ------------------------------------
                                          Notary Public

[NOTARIAL SEAL]

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF Orange          )

      On this 28th day of September, 2004, before me, personally appeared Brent Hoyler and Ronaldo Reyes, known to me to be an Associate and an Assistant Vice President of Deutsche Bank National Trust Company, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          /s/ Amy Lynn Stoddard
                                          ------------------------------------
                                          Notary Public

NOTARIAL SEAL]

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF Los Angeles     )

      On this 28th day of September, 2004, before me, personally appeared Andy Sciandra, known to me to be a Senior Vice President of IndyMac Bank, F.S.B., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          /s/ Nermine G. Azer
                                          ------------------------------------
                                          Notary Public

[NOTARIAL SEAL]

                                  Schedule I

           MORTGAGE LOAN SCHEDULE [DELIVERED AT CLOSING TO TRUSTEE]



                                    S-I-1

                                  Schedule II

    INDYMAC MBS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-AR9


         Representations and Warranties of the Seller/Master Servicer


      Indy Mac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule II shall have the meanings assigned thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

      (1) IndyMac is duly organized as a federally insured savings bank and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

      (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or governmental body having jurisdiction over IndyMac (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac); and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it (including the OTS, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac) which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.



                                    S-II-1

      (4) IndyMac is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

      (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would prohibit the execution or delivery of, or performance under, the Pooling and Servicing Agreement by IndyMac.

      (6) IndyMac is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

      (7) Notwithstanding any federal or state law to the contrary, the Master Servicer shall not impose such Prepayment Change at any time when the mortgage is accelerated as a result of the borrower's default in making the scheduled payments.

      (8) The Master Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.



                                    S-II-2

                                 Schedule III

                               INDYMAC MBS, INC.
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-AR9


           Representations and Warranties as to the Mortgage Loans


      IndyMac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date or if so specified in this Schedule III, as of the Cut-off Date with respect to each Mortgage Loan. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

      (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

      (2) All regularly scheduled monthly payments due with respect to each Mortgage Loan up to and including the Due Date before the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan had a regularly scheduled monthly payment that was 60 or more days Delinquent during the twelve months before the Cut-off Date.

      (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances and, if the related Mortgaged Property is a unit in a condominium project or planned unit development, any lien for common charges permitted by statute or homeowner association fees, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

      (4) Immediately before the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

      (5) As of the date of origination of each Mortgage Loan, there was no delinquent tax or assessment lien against the related Mortgaged Property.

      (6) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.



                                   S-III-1

      (7) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (11) below.

      (8) To the best of the Seller's knowledge, no Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation) so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.

      (9) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including usury, equal credit opportunity, real estate settlement procedures, truth-in-lending, and disclosure laws, or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan.

      (10) The Seller has not modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

      (11) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan and each such policy is valid and remains in full force and effect.

      (12) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

      (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless such failure to be wholly within such boundaries and restriction lines or such encroachment, as the case may be, does not have a material effect on the value of the Mortgaged Property.

      (14) To the best of the Seller's knowledge, as of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation unless such violation would not have a material adverse effect on the value of the related Mortgaged Property. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of the Mortgaged Property.

      (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.



                                   S-III-2

      (16) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

      (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

      (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

      (19) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customarily required by institutional single family mortgage lenders in the area where the Mortgaged Property is located, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense. Anything to the contrary in this item (19) notwithstanding, no breach of this item (19) shall be deemed to give rise to any obligation of the Seller to repurchase or substitute for such affected Mortgage Loan or Loans so long as the Master Servicer maintains a blanket policy pursuant to the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

      (20) If at the time of origination of each Mortgage Loan, the related Mortgaged Property was in an area then identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the then-current requirements of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier.

      (21) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

      (22) To the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material non-monetary default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material non-monetary default, breach, violation or event of acceleration.

      (23) Each Mortgage File contains an appraisal of the related Mortgaged Property in a form acceptable to FNMA or FHLMC.

      (24) Any leasehold estate securing a Mortgage Loan has a stated term at least as long as the term of the related Mortgage Loan.

      (25) Each Mortgage Loan was selected from among the outstanding adjustable rate one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth in this Schedule III can be made. No such selection was made in a manner intended to adversely affect the interests of the Certificateholders.



                                   S-III-3

      (26) None of the Mortgage Loans are Cooperative Loans.

      (27) [Reserved].

      (28) None of the Mortgage Loans is a "high cost" loan, "covered" loan or any other similarly designated loan as defined under any state, local or federal law, as defined by applicable predatory and abusing lending laws.

      (29) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

      (30) [Reserved].

      (31) No proceeds from any Mortgage Loan underlying the Certificates were used to finance single-premium credit insurance policies.

      (32) None of the Mortgage Notes related to the Mortgage Loans impose a Prepayment Charge on the related Mortgage Loan for a term in excess of five years from the origination of the Mortgage Loan.

      (33) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994.

      (34) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator that is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt-to-income ratios, for a lower-cost credit product then offered by the Seller or any affiliate of the Seller. If, at the time of loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Seller, the Seller referred the borrower's application to such affiliate for underwriting consideration.

      (35) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles that relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

      (36) With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge prior to maturity: (i) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to an interest rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium and (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law.

      (37) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single



                                   S-III-4
premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan.

      (38) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 that would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

      (39) All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

      (40) Each Mortgage Loan was in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide.

      (41) No Mortgage Loan is a "High-Cost Home Loan" as defined in any of the following statutes: the Georgia Fair Lending Act, as amended (the "Georgia Act"), the New York Banking Law 6-1, the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003), the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100), the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.), or the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann ss.ss. 58-21A-1 et seq.). No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the state of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003. No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). None of the Mortgage Loans that are secured by property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et. seq.).

      (42) Each Group 3 Mortgage Loan and Group 4 Mortgage Loan had a principal balance at origination that conformed to Fannie Mae and Freddie Mac guidelines.

      (43) Each Mortgage Loan has been underwritten and serviced substantially in accordance with the Seller's guidelines, subject to such variances as are reflected on the Mortgage Loan Schedule or that the Seller has approved.

      (44) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current version of Standard & Poor's LEVELS(R) Glossary, which is now Version 5.6 Revised, Appendix E) and no Mortgage Loan originated on or after Oct. 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

      (45) The Master Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implement regulations, accurate and complete information (i.e., favorable and unfavorable) on the credit files for the related Mortgagor for each Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

      (46) To the best of Seller's knowledge, there was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.



                                   S-III-5

      (47) The Pooling and Servicing Agreement creates a valid and continuing "security interest" (as defined in Section 1-201(37) of the UCC) in each Mortgage Note in favor of the Trustee, which security interest is prior to all other liens and is enforceable as such against creditors of and purchasers from the Depositor. Each Mortgage Note constitutes "promissory notes" (as defined in Section 9-102(a)(65) of the UCC). Immediately before the assignment of each Mortgage Note to the Trustee, the Depositor had good and marketable title to such Mortgage Note free and clear of any lien, claim, encumbrance of any Person. All original executed copies of each Mortgage Note have been or shall be delivered to the Trustee within five Business Days following the Closing Date. Other than the security interest granted to the Trustee, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any Mortgage Note. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of any of the Mortgage Notes. The Depositor is not aware of any judgement or tax liens filed against the Depositor. None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

      (48) To the best of Seller's knowledge, there was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.

      (49) No Mortgaged Property has been materially damaged by any hurricane that struck Florida and the southeastern United States in August and September 2004 so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.



                                   S-III-6

                                  Schedule IV


                            Form of Monthly Report

                               [To be attached]



                                    S-IV-1

                                   EXHIBIT A


                         [FORM OF SENIOR CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                            :

Cut-off  Date                              :

First Distribution Date                    :

Initial Certificate Balance of
this Certificate ("Denomination")          :       $

Initial Certificate Balances of
all Certificates of this Class             :       $

CUSIP                                      :

Interest Rate                              :       %

Maturity Date                              :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_
                                  Class [__]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                    By ______________________


Countersigned:

By ___________________________
   Authorized Signatory of
   DEUTSCHE BANK NATIONAL TRUST COMPANY,
   as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]


      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

      [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

      [NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                            :

Cut-off  Date                              :

First Distribution Date                    :

Initial Certificate Balance of
this Certificate ("Denomination")          :       $

Initial Certificate Balances of
all Certificates of this Class             :       $

CUSIP                                      :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_
                                  Class [___]


                  evidencing a percentage interest in the distributions
            allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller"), and as master servicer (in such capacity, the "Master Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation [letter] from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                    By ______________________


Countersigned:

By ___________________________
   Authorized Signatory of
   DEUTSCHE BANK NATIONAL TRUST COMPANY,
   as Trustee

                                   EXHIBIT C


                        [FORM OF CLASS A-R CERTIFICATE]


      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF SUCH PURCHASER IS AN INSURANCE COMPANY, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                            :

Cut-off  Date                              :

First Distribution Date                    :

Initial Certificate Balance of
this Certificate ("Denomination")          :       $

Initial Certificate Balances of
all Certificates of this Class             :       $

CUSIP                                      :

                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_


                  evidencing the distributions allocable to the Class A-R
            Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

                        IndyMac MBS, Inc., as Depositor


Principal in respect of this Certificate is distributable monthly as set forth herein or in the Agreement (defined below). Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person investing on behalf of or with plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in a nonexempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to
Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                    By ______________________


Countersigned:

By ___________________________
   Authorized Signatory of
   DEUTSCHE BANK NATIONAL TRUST COMPANY,
   as Trustee

                                   EXHIBIT D


                                    [Reserved].

                                   EXHIBIT E

                       [Form of Reverse of Certificates]


                               INDYMAC MBS, INC.
                    IndyMac INDX Mortgage Loan Trust 200_-_
               Mortgage Pass-Through Certificates, Series 200_-_


      This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. [The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.][The Record Date applicable to each Distribution Date is the Business Day immediately preceding that Distribution Date or, if this Certificate is no longer a Book-Entry Certificate, the last Business Day of the month preceding the month of that Distribution Date.]

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the [Combined][Group 5] Mortgage Loans in the mortgage pool is less than 10% of the Cut-off Date Pool Principal Balance of the [Combined][Group 5] Mortgage Loans, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining [Combined][Group 5] Mortgage Loans in the mortgage pool and all property acquired in respect of the [Combined][Group 5] Mortgage Loans in the mortgage pool at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
_____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


______________________________________________________________________________.

Dated:



                                    ______________________________________
                                    Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_______________________________________________, for the account of __________________________________________________________,
account number              , or, if mailed by check, to______________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________
______________________________________________________________________________

      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF _____________   )

      On the th day of ____________, 20__ before me, a notary public in and for said State, personally appeared ________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                    ____________________________________
                                          Notary Public


[Notarial Seal]

                                   EXHIBIT F


                         [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AND IS NOT INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, DELIVERS A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                 :

Cut-off Date                    :

First Distribution Date         :

Initial Certificate Balance
of this Certificate
("Denomination")                :   $

Initial Certificate Balances
of all Certificates
of this Class                   :   $

CUSIP                           :


Interest Rate                   :


Maturity Date                   :


                               INDYMAC MBS, INC.
                   IndyMac INDX Mortgage Loan Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__

                                    Class P

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributors in respect of this Certificate are distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This

Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

[No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation [letter] from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                 *    *    *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______, ____

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee


                                       By ____________________________________

Countersigned:


By ___________________________
      Authorized Signatory of
      DEUTSCHE BANK NATIONAL TRUST
      COMPANY, as Trustee

                               INDYMAC MBS, INC.
                   IndyMac INDX Mortgage Loan Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Combined Mortgage Loans in the mortgage pool is less than 10% of the Cut-off Date Pool Principal Balance of the Combined Mortgage Loans, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Combined Mortgage Loans in the mortgage pool and all property acquired in respect of the Combined Mortgage Loans in the mortgage pool at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________.

Dated:



                                    ______________________________________
                                    Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_______________________________________________, for the account of __________________________________________________________,
account number              , or, if mailed by check, to______________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________ _____________________________________________________________________________,
_____________________________________________________________________________.

      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


      On the __th day of __________, 20__ before me, a notary public in and or said State, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                               _______________________________
                                                        Notary Public

[Notarial Seal]

                                   EXHIBIT G


                   FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                    [date]


[Depositor]

[Master Servicer]

[Seller]

__________________
__________________

            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master
                 Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                 ---------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

      (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

      (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico.

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and to such Mortgage Loan.

            The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee



                                    By:_________________________________________
                                        Name:
                                        Title:

                                  EXHIBIT G-1


        FORM OF DELAY DELIVERY CERTIFICATION (INITIAL MORTGAGE LOANS)


                                    [date]


[Depositor]

[Master Servicer]

[Seller]

__________________
__________________


            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master
                 Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                 ---------------------------------------------------------------

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note;

      (ii)  the original recorded Mortgage;

      (iii) a duly executed assignment of the Mortgage to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of September 1, 2004, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and



                                    G-1-1

      (vi) the original or duplicate original lender's title policy and all riders, if any, thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan for which the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (vi) and
(xv) (solely as of origination, not as of the Cut-off Date) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee



                                    By:________________________________________
                                        Name:
                                        Title:



                                    G-1-2

                                   EXHIBIT H


                    FORM OF FINAL CERTIFICATION OF TRUSTEE


                                    [date]


[Depositor]

[Master Servicer]

[Seller]

__________________
__________________


            Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master
                 Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200 -
                 ---------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) The original Mortgage Note, endorsed in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

      (ii) The original recorded Mortgage.

      (iii) A duly executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

      (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

      (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

      Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi) and (xv) (solely as of origination, not as of the Cut-off Date) of the definition of the

"Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Trustee



                                    By:________________________________________
                                        Name:
                                        Title:

                                   EXHIBIT I


                              TRANSFER AFFIDAVIT


                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_

STATE OF CALIFORNIA       )
                          :  ss.:
COUNTY OF _____________   )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is _____________.

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. taxpayer.

      12. The Transferee will not transfer the Certificates, directly or indirectly, to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      13. The Transferee will not cause income from the Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

      14. Either:

          (a) (i) At the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the Transferee's fiscal year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. For purposes of the preceding sentence, the gross assets and net assets of a Transferee do not include any obligation of any Related Person, as defined below, or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to satisfy the conditions of this paragraph 15(a);
      (ii) The Transferee is an Eligible Corporation, as defined below, and hereby agrees that any subsequent transfer of the interest will be to another Eligible Corporation in a transaction that satisfies this Transfer Affidavit, including this paragraph 15(a); and (iii) The Transferee has not given the Transferor any reason to know that the Transferee will not honor the restrictions on subsequent transfers of the residual interest or that the Transferee cannot or will not pay any taxes associated with the residual interest; or

          (b)(i) The Transferee is a United States Person; (ii) The present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (A) The present value of any consideration given to the Transferee to acquire the interest; (B) The present value of the expected future distributions on the interest; and (C) The present value of the anticipated tax savings associated with holding the interest as any REMIC generates losses; and (iii) For purposes of calculating the aforementioned present values: (A) The transferee has assumed that it pays tax at a rate equal to the highest rate of tax specified in Code Section 11(b)(1) (unless the Transferee has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, in which case the Transferee can assume that it pays tax at the rate specified in Code Section 55(b)(1)(B) provided the Transferee states in this Transfer Affidavit that it is using such alternate rate and that has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate):and (B) The Transferee uses a discount rate equal to the Federal short-term rate prescribed by section 1274(d) for the month of the transfer and the compounding period used by the Transferee.

      The term "Eligible Corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, an entity described in section 851(a) or 856(a) of the Code, a REMIC; or an organization to which part I, subchapter T, chapter 1, subtitle A of the Code applies. The Term "Related Person" means any person that bears a relationship to the Transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions; or is under common control (within the meaning of section 52(a) and (b) of the Code) with the Transferee.

      15. Either (i) the Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of or with plan assets of such a plan; or (ii) the Transferee is an insurance company that is investing funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of the Class A-R Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60.

                               *    *    *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of _________________, 20__.



                                       ________________________________________
                                       Print Name of Transferee



                                       By:____________________________________
                                            Name:
                                            Title:


[Corporate Seal]

ATTEST:

[Assistant] Secretary

      Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ______________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ____ day of __________, 20__



                                          _____________________________________
                                          NOTARY PUBLIC



                                          My Commission expires the ____ day of
                                          ____________, 20__

                                                                     EXHIBIT 1
                                                                  to EXHIBIT I


                              Certain Definitions
                              -------------------


      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      "Person": Any individual, corporation, partnership, joint venture, limited liability company, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                     EXHIBIT 2
                                                                  to EXHIBIT I


                       Section 5.02(c) of the Agreement


            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be
            registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

                  (iii) Each Person holding or acquiring any Ownership
            Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make
            available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                                   EXHIBIT J


                        FORM OF TRANSFEROR CERTIFICATE


                                                             __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention: S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrews Place
Santa Ana, CA  92705-4934
Attention: Trust Administration, Series 200 -

            Re:   IndyMac MBS, Inc.
                  Mortgage Pass-Through Certificates, Series 200 -, Class
                  -------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.



                                          Very truly yours,



                                          _______________________________
                                          Print Name of Transferor



                                          By: ___________________________
                                                Authorized Officer

                                   EXHIBIT K


                   FORM OF INVESTMENT LETTER (NON-RULE 144A)


                                                             __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrews Place
Santa Ana, CA  92705-4934
Attention:  Trust Administration, Series 200 -

            Re:   IndyMac MBS, Inc.
                  Mortgage Pass-Through Certificates, Series 200 -, Class
                  -------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition or (ii) [in the case of a Certificate that has been the subject of an ERISA-Qualifying Underwriting] we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) if we are a corporation purchasing the Certificates in the State of California, we have a net worth of at least $14,000,000 according to our most recent audited financial statements.



                                          Very truly yours,



                                          _______________________________
                                          Print Name of Transferee



                                          By: ___________________________
                                                Authorized Officer

                                   EXHIBIT L


                           FORM OF RULE 144A LETTER


                                                           ____________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention: S. Blair Abernathy

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA 92705-4934
Attention: Trust Administration, Series 200 -

            Re:   IndyMac MBS, Inc.
                  Mortgage Pass-Through Certificates, Series 200 -, Class
                  -------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or (ii) [in the case of a Certificate that has been the subject of an ERISA-Qualifying Underwriting] we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, (h) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only
(A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act and (i) if we are a corporation purchasing the Certificates in the State of California, we have a net worth of at least $14,000,000 according to our most recent audited financial statements.



                                          Very truly yours,



                                          __________________________
                                          Print Name of Transferee



                                          By:_______________________
                                                Authorized Officer

                             ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------


         [For Transferees Other Than Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned
and/or invested on a discretionary basis $        (1) in securities (except for
the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking
            institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company
            whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the

--------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small
            business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___   Business Development Company.  Buyer is a business
            development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                          _____________________________________
                                          Print Name of Buyer




                                          By:__________________________________
                                              Name:
                                              Title:




                                          _____________________________________
                                          Date:

                             ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------


          [For Transferees That are Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $       in securities (other than the
            excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies
            which owned in the aggregate $       in securities (other than the
            excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                          ____________________________________
                                          Print Name of Buyer




                                          By:__________________________________
                                              Name:
                                              Title:




                                          _____________________________________
                                          Date:

                                   EXHIBIT M


                              REQUEST FOR RELEASE
                                 (for Trustee)


                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_


Loan Information
----------------

        Name of Mortgagor:

        Servicer
        Loan No.:                  ____________________________

Trustee
-------

        Name:                      ____________________________

        Address:                   ____________________________

                                   ____________________________

Trustee
Mortgage File No.:

      The undersigned Master Servicer hereby acknowledges that it has received from Deutsche Bank National Trust Company, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac Bank, F.S.B., as Seller and Master Servicer and IndyMac MBS, Inc., as Depositor.

( ) Mortgage Note dated ___________, 20__ in the original principal sum of $_________, made by __________________ payable to, or endorsed to the order of, the Trustee.

( )   Mortgage recorded on _________________ as instrument no.
      _____________________ in the County Recorder's Office of the County of
      __________________, State of _______________ in book/reel/docket
      ________________ of official records at page/image _______________.

( )   Deed of Trust recorded on __________________ as instrument no.
      _________________ in the County Recorder's Office of the County of
      _______________, State of _______________ in book/reel/docket
      _______________ of official records at page/image _______________.

( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
      _________________ as instrument no. ____________ in the County
      Recorder's Office of the County of _________, State of _______________ in book/reel/docket _______________ of official records at page/image
      ______________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )

( )

( )

( )

      The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any
            proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.


                                    INDYMAC BANK, F.S.B.


                                    By: _________________
                                          Name:
                                          Title:


Date:                 , 20

                                   EXHIBIT N


                       REQUEST FOR RELEASE OF DOCUMENTS


To:    Deutsche Bank National Trust Company

Attn:  Mortgage Custody Services

Re: The Pooling and Servicing Agreement dated September 1, 2004 among IndyMac Bank, F.S.B. as Master Servicer, Inc, IndyMac MBS, Inc. and Deutsche Bank National Trust Company, as Trustee
       -------------------------------------------------------------------

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trustee for IndyMac MBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

      FT Account #:     Pool #:

Mortgagor's Name, Address and Zip Code:
--------------------------------------

Mortgage Loan Number:
---------------------

Reason for Requesting Documents (check one)
-------------------------------

_______1.     Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2.     Mortgage Loan Liquidated (IndyMac hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3.     Mortgage Loan in Foreclosure.

_______4.     Other (explain): ____________________________________

      If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC BANK, F.S.B.
155 North Lake Ave.
Pasadena, CA  91101

By:________________________
Name:______________________
Title:_____________________
Date:______________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:_____________________
Date:______________________

                                   EXHIBIT O

                         FORM OF TRUSTEE CERTIFICATION
                         -----------------------------

To:   IndyMac MBS, Inc.
      IndyMac Bank, F.S.B.

Re: The Pooling and Servicing Agreement dated September 1, 2004 among IndyMac Bank, F.S.B. as Master Servicer, Inc, IndyMac MBS, Inc. and Deutsche Bank National Trust Company, as Trustee
      -------------------------------------------------------------------

Ladies and Gentlemen:

      In connection with the delivery of the Required Certifications on behalf of the Trust Fund, we certify, based on the information provided by the Master Servicer to the Trustee, the information contained in the Monthly Statements, taken as a whole, does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading as of the last day of the period covered by any Required Certification.

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:________________________
Name:______________________
Title:_____________________
Date:______________________



                                     O-1